UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Mannatech, Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

FLOWER MOUND, TEXAS

April 22, 2025

Dear Shareholder:

This letter extends to you a personal invitation to attend Mannatech, Incorporated's ("Mannatech") virtual-only 2025 Annual Shareholders’ Meeting on Tuesday, June 3, 2025, at 9:00 a.m., Central Daylight Time. This year’s annual meeting will be conducted virtually because we believe that holding our meeting virtually is both cost effective for the company and convenient for our shareholders. We are recommending that all registered shareholders participate in our annual meeting online by way of our live webcast as outlined in this proxy statement. You will be able to participate in the annual meeting, vote your shares electronically and submit your questions during the live webcast of the meeting.

The purpose of this year’s meeting is to (i) elect two Class II directors, (ii) ratify the appointment of our independent registered public accounting firm, (iii) hold an advisory vote on executive compensation (“Say-on-Pay”), and (iv) hold an advisory vote on the frequency of future advisory votes on executive compensation (“Say-on-Frequency”).

    We have enclosed with this letter an official notice of our virtual-only 2025 Annual Shareholders’ Meeting and proxy statement, which contains further information about how you may participate in the meeting, the items to be voted on, and information about the meeting itself, including a description of the matters to be considered and acted on at our virtual-only 2025 Annual Shareholders’ Meeting.
REMEMBER, regardless of the number of shares that you hold, your vote is very important to our business and to us. Whether or not you plan to participate in our virtual-only 2025 Annual Shareholders’ Meeting virtually, we urge you to cast your vote by telephone or through the Internet by following the instructions included on the Notice of Internet Availability of Proxy Materials that you received, or if you received a paper copy of the proxy card, to mark, date, sign and return the proxy card in the envelope provided. You may still vote electronically if you participate in the virtual-only meeting, even if you have previously given your proxy.

We want to thank you for your ongoing support and we hope you attend our virtual-only 2025 Annual Shareholders’ Meeting.

Sincerely,

J. Stanley Fredrick Chairman of the Board of Directors

MANNATECH, INCORPORATED
NOTICE OF OUR 2025 ANNUAL SHAREHOLDERS’ MEETING
TO BE HELD ON JUNE 3, 2025

TO THE SHAREHOLDERS OF MANNATECH, INCORPORATED,

The 2025 Annual Shareholders’ Meeting of Mannatech, Incorporated (the “Company”) will be a virtual meeting, conducted via live webcast, on Tuesday, June 3, 2025, at 9:00 a.m., Central Daylight Time for the following purposes:

•Proposal 1 – To elect J. Stanley Fredrick and Tyler J. Rameson as Class II directors;
•Proposal 2 – To ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the year ending December 31, 2025;
•Proposal 3 – To hold an advisory vote on executive compensation (“Say-on-Pay”);
•Proposal 4 – To hold an advisory vote on the frequency of future advisory votes on executive compensation (“Say-on-Frequency”); and
•To act upon such other matters as may properly come before our annual meeting.
Our 2025 Annual Shareholder's Meeting will be a virtual meeting conducted entirely via the live webcast over the internet. Shareholders may listen to the 2025 Annual Shareholders' Meeting, submit questions and vote online at: www.virtualshareholdermeeting.com/MTEX2025. The Company encourages shareholders to participate virtually. Further instructions for how to participate are posted at www.shareholdermeeting.com/MTEX2025. If you are having difficulty accessing the webcast, please call 844-986-0822 or 303-562-9202 (International) to speak with a representative from Broadridge Financial Solutions, Inc., the vendor who is providing technical support for the webcast. You will need the control number printed on your proxy card in order to authenticate yourself as a shareholder and gain access to the meeting if you choose to participate virtually.

Our Board of Directors has set the close of business on April 8, 2025 as the record date for the determination of shareholders entitled to receive notice of and to vote at our 2025 Annual Shareholders’ Meeting or any adjournment(s) thereof. The Notice of Internet Availability of Proxy Materials is being mailed or delivered on or about April 22, 2025, to shareholders of record owning our common stock on the close of business on April 8, 2025.

By order of our Board of Directors,

J. Stanley Fredrick
Chairman of the Board of Directors

Flower Mound, Texas
April 22, 2025

IMPORTANT

Whether or not you expect to attend the virtual-only 2025 Annual Shareholders’ Meeting, we strongly urge you to cast your vote by telephone or through the Internet by following the instructions included on the Notice of Internet Availability of Proxy Materials that you received, or if you received a paper copy of the proxy card, to mark, date, sign and return the proxy card in the envelope provided, prior to the meeting on June 3, 2025, to help ensure the presence of a quorum for the meeting and to save the expense and extra work of additional solicitation. Voting by proxy by any method prior to the meeting will not prevent you from attending the 2025 Annual Shareholders’ Meeting virtually or revoking your prior vote and voting at the 2025 Annual Shareholders’ Meeting.

In accordance with rules promulgated by the SEC, we are providing access to our proxy materials, including this proxy statement and our annual report on Form 10-K for the year ended December 31, 2024, over the Internet. As a result, we are mailing to many of our shareholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy materials. The notice contains instructions on how to access those proxy materials over the Internet, as well as instructions on how to request a paper copy of our proxy materials. All shareholders who do not receive a notice will receive a paper copy of our proxy materials by mail. We believe that this process reduces the environmental impact and lowers the costs of printing and distributing our proxy materials.

MANNATECH, INCORPORATED
1410 Lakeside Parkway, Suite 200
Flower Mound, Texas 75028
PROXY STATEMENT FOR OUR 2025 ANNUAL SHAREHOLDERS’ MEETING
TO BE HELD ON JUNE 3, 2025

GENERAL INFORMATION ABOUT OUR 2025 ANNUAL SHAREHOLDERS’ MEETING

General Information

    Our Board of Directors (the “Board”) is soliciting the enclosed proxy for use at our 2025 Annual Shareholders’ Meeting to be held as a virtual-only meeting on June 3, 2025 at 9:00 a.m., Central Daylight Time. The corporate offices of Mannatech, Incorporated are located at 1410 Lakeside Parkway, Suite 200, Flower Mound, Texas 75028. The Company is offering a virtual shareholder meeting, in which shareholders may listen to the 2025 Annual Shareholders' Meeting, submit questions and vote at: www.virtualshareholdermeeting.com/MTEX2025. The Company encourages shareholders to participate virtually. The Notice of Internet Availability of Proxy Materials is being mailed or delivered on or about April 22, 2025, to shareholders of record owning our common stock on the close of business on April 8, 2025. Paper copies of our proxy materials are being mailed or delivered on or about April 22, 2025, to shareholders of record who have previously requested to receive paper copies of proxy materials. The list of frequently asked questions is attached to this proxy statement as Appendix A. Unless otherwise stated, all references in this proxy statement to “Mannatech,” the “Company,” “us,” “our,” or “we” are to Mannatech, Incorporated, a Texas corporation.

Shareholders Entitled to Vote

Shareholders who owned our common stock as of the close of business on April 8, 2025, the record date, are called “shareholders of record” and are entitled to vote at the 2025 Annual Shareholders’ Meeting. As of April 8, 2025, we had 1,900,930 outstanding shares of our common stock, $0.0001 par value per share, which is our only class of outstanding voting securities. As of April 8, 2025, we had 1,029 shareholders of record. Each share of our common stock entitles a shareholder to one vote. A complete list of direct shareholders entitled to vote at the 2025 Annual Shareholders’ Meeting will be available for examination by shareholders for purposes pertaining to the 2025 Annual Shareholders’ Meeting at our corporate office in Flower Mound, Texas during normal business hours from May 23, 2025 until June 2, 2025. The shareholder list will also be available for review prior to and during the 2025 Annual Shareholders’ Meeting to be held on June 3, 2025 or electronically at www.virtualshareholdermeeting.com/MTEX2025. A shareholder who wants to examine the list prior to our 2025 Annual Shareholders’ Meeting should arrange an appointment by contacting our Investor Relations department at (972) 471-6512.

Voting in Person

    If you are a shareholder of record and plan to participate in the virtual-only 2025 Annual Shareholders’ Meeting via webcast at www.virtualshareholdermeeting.com/MTEX2025, you may login by entering the 16-digit control number you received with your proxy materials. Instructions on how to participate are posted at www.virtualshareholdermeeting.com/MTEX2025. You will be able to vote your shares while attending the virtual-only 2025 Annual Shareholders’ Meeting by following the instructions on the website. If a broker or bank holds your Mannatech shares in street name, and you wish to vote at the virtual-only 2025 Annual Shareholders’ Meeting, you will need to obtain a legal proxy form from your broker or bank that holds your shares of record and you must have that document when you login.

Voting by Proxy

The proxy process is the means by which shareholders can exercise their rights to vote for the election of directors and other strategic corporate proposals. The notice of meeting and this proxy statement provide notice of a scheduled shareholder meeting, describe the proposals to be voted on by shareholders at the meeting and include other information required to be disclosed to shareholders. Shareholders may vote by telephone, through the Internet, or by returning a proxy card, without having to attend the shareholder meeting online.

By executing a proxy, you authorize Larry Jobe or John A. Seifrick to act as your proxy to vote your shares in the manner that you specify. The proxy voting mechanism is vitally important to us. In order for us to obtain the necessary shareholder approval of proposals, a “quorum” of shareholders (a majority of the issued and outstanding shares of common stock as of the record date entitled to vote) must be represented at the virtual meeting, or by proxy. If insufficient shareholders decide to attend a shareholder meeting, voting by proxy is necessary to obtain a quorum and complete the shareholder vote. It is important that you attend the meeting either online or grant a proxy to vote your shares to assure a quorum is present so corporate business may be transacted. If a quorum is not present, we must postpone the meeting and solicit additional proxies; this is an expensive and time-consuming process that is not in the best interest of the Company or our shareholders.

Properly executed votes by proxy received prior to or at the 2025 Annual Shareholders’ Meeting on June 3, 2025, or at any adjournment(s) or postponement(s) thereof, will be counted by Broadridge Financial Solutions, Inc., our Inspector of Elections. If a shareholder specifies how such shareholder’s proxy-vote is to be cast on any business to come before the meeting, such proxy-vote will be voted in accordance with such specifications. If no specification is made on a properly executed proxy card, the shareholder’s vote by proxy will be voted “FOR” Proposals 1, 2 and 3, consistent with the recommendations made by the Board and as the proxy holder may determine in his discretion with respect to any other matters properly presented for a vote at the 2025 Annual Shareholders’ Meeting. Other than the proposals described in this proxy statement, we are not aware of any other matters to be presented at the 2025 Annual Shareholders’ Meeting.

Revoking or Changing a Proxy

A shareholder may revoke a vote by proxy at any time prior to the 2025 Annual Shareholders’ Meeting. If you are a shareholder of record with direct ownership over your Mannatech common stock, your proxy can be revoked by (i) timely delivery of a written revocation delivered to Erin K. Barta, General Counsel and Corporate Secretary, Mannatech, Incorporated, 1410 Lakeside Parkway, Suite 200, Flower Mound Texas 75028; (ii) submission of another valid proxy bearing a later date; or (iii) attendance at the virtual-only 2025 Annual Shareholders’ Meeting and notice to the Inspector of Elections that you intend to vote your shares at the virtual-only meeting. If your Mannatech shares are held in street name by a broker or bank (“broker”), you must contact your broker in order to revoke your proxy, but generally, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by logging-in to the website at www.virtualshareholdermeeting.com/MTEX2025 and entering the 16-digit control number you received with your proxy materials.

Effects of Not Voting

The effect of not voting depends on how you own your shares. If you own shares directly, as a holder of record, rather than indirectly through a broker of record, your unvoted shares will not be represented at our meeting and will not count toward the quorum requirement. Assuming a quorum is obtained, your unvoted shares will not affect whether a proposal is approved or rejected. If you own shares through a broker and do not vote, your broker may represent your shares at the meeting for purposes of obtaining a quorum. As described below, if you own your shares through a broker and you do not vote, your broker may or may not vote your shares, depending upon the proposal.

If you own your shares through a broker and you do not vote, your broker may vote your shares at its discretion on “routine matters.” However, with respect to other proposals, a broker may not vote a non-voting shareholder’s shares. With respect to proposals on which a broker may not vote a non-voting shareholder’s shares, the aggregate number of non-voted shares is reported as “broker non-votes” (shares held by brokers or nominees for which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote) and counted only for purposes of determining a quorum.

    If you do not vote your shares on Proposal 1 (Election of Director) and Proposal 3 (“Say-on-Pay” Advisory Vote), your brokerage firm cannot vote them for you and they will remain unvoted. Therefore, it is very important that you vote your shares for all proposals. Proposal 2 (Ratification of Auditors) set forth in this proxy statement is a routine matter on which brokers will be permitted to vote your shares at the broker’s discretion if you do not provide your broker with instructions on how to vote on this matter.

Direct Ownership

For the purpose of determining how to vote your shares at the 2025 Annual Shareholders’ Meeting, registered holders of record are deemed to have “direct ownership” over their Mannatech shares if they hold their shares directly in their name. This is typically evidenced by the receipt of our mailings directly from us or from our transfer agent, Computershare.

Beneficial Ownership

For the purposes of determining how to vote your shares at the 2025 Annual Shareholders’ Meeting, you are deemed to have “beneficial ownership” over your Mannatech shares if you: (i) previously deposited your stock certificates with a broker; (ii) purchased your shares directly through a broker; or (iii) sent your stock certificates to a broker to be deposited into your brokerage account. Beneficial ownership is typically evidenced by a shareholder’s receipt of our mailings either from a broker or through a solicitor, which is usually Broadridge Financial Solutions, Inc.

As a beneficial owner, a shareholder still holds Mannatech shares, but neither we nor our transfer agent has access to any list of individual shareholders’ names from the various brokers of record. The only information our transfer agent has concerning shareholders who own stock through a broker is the broker’s name, the aggregate total number of shares held by each broker on behalf of their clients, and the aggregate number of votes cast for any of our proposals.

WE CAUTION OUR SHAREHOLDERS THAT each brokerage firm has a unique set of voting instructions. As a result, a shareholder should always read all the information provided in each of the proxy information packets received and follow the specific voting instructions enclosed in each packet with respect to applicable telephone numbers, Internet addresses, mailing addresses, and attending or voting at the 2025 Annual Shareholders’ Meeting.

If a shareholder receives more than one proxy information packet, such shareholder’s shares are registered in more than one account. Again, remember that each proxy information packet may have different voting instructions, account or control numbers, mailing addresses, Internet addresses, and telephone numbers. As a result, each shareholder should be cautioned to use only the set of voting instructions, account and control numbers, addresses, and telephone numbers provided in such shareholder’s proxy information packet to ensure such shareholder’s vote for all of its owned shares is properly included in the tabulation of votes for our meeting.

Beneficial shareholders are also instructed to read their proxy-voting card instructions given to them by their brokers or their brokers’ solicitors prior to the meeting in order to obtain instructions on how to vote at the meeting. If a beneficial shareholder does not follow the brokers’ specific instructions, our Inspector of Elections is not allowed to count such beneficial shareholder’s vote at the 2025 Annual Shareholders’ Meeting.

Solicitation of Proxy-Votes

We may solicit proxy-votes through the mail, in person, and by telecommunications. We will bear all expenses in preparing, printing, and mailing the proxy materials to our shareholders.

Tabulating the Votes

A representative from Broadridge Financial Solutions, Inc., which will act as our Inspector of Elections, is responsible for tabulating the votes for the 2025 Annual Shareholders’ Meeting. The presence, in person (by attending virtually) or by proxy, of the holders of at least a majority of the shares of our common stock outstanding as of April 8, 2025, our record date, is necessary to establish a quorum for the 2025 Annual Shareholders’ Meeting. Abstentions and “broker non-votes,” if any, will be counted as shares present and entitled to vote for purposes of determining a quorum for the 2025 Annual Shareholders’ Meeting. A “broker non-vote” occurs when brokers holding shares in “street name” have not received voting instructions from the beneficial owner and either chooses not to vote those shares on a routine matter at the 2025 Annual Shareholders’ Meeting or is not permitted to vote those shares on a non-routine matter. If a proxy-voting card is signed by the shareholder but submitted without specific voting instructions, the shareholder’s vote will automatically be counted as a vote “FOR ALL” on Proposal 1 (Election of Director), “FOR” on Proposal 2 (Ratification of Auditors), and “FOR” on Proposal 3 (“Say-on-Pay” Advisory Vote), and “ONE YEAR” on Proposal 4 (“Say-on-Frequency” Advisory Vote). If your shares are held in “street name” and you do not provide specific voting instructions to your broker, then your shares will not be included in the vote for Proposal 1 (Election of Director), Proposal 3 (“Say-on-Pay” Advisory Vote), or Proposal 4 (“Say-on-Frequency” Advisory Vote) but will be voted at the discretion of your broker with respect to Proposal 2 (Ratification of Auditors).

For Proposal 1 (Election of Directors) — Assuming a quorum is obtained, our two Class II directors will be elected by a plurality of the shares represented, in person (by attending virtually) or by proxy, at the virtual-only 2025 Annual Shareholders’ Meeting and entitled to vote. This means that the nominees receiving the highest number of affirmative votes at the meeting will be elected as our Class II directors. Votes marked “FOR ALL” will be counted in favor of the nominees. Votes marked “WITHHOLD ALL” will be counted against the nominees. To specify differently, a shareholder must check the “FOR ALL EXCEPT” box and then write the name of the nominee for whom the shareholder wishes to vote against. Votes marked “WITHHOLD ALL” have no effect on the vote since a plurality of the votes is required for the election of the nominee. Shareholders may not abstain from voting with respect to the election of the directors.

A shareholder cannot write-in the names of additional nominees when voting by proxy or electronically. Shareholders who login to attend the virtual-only 2025 Annual Shareholders’ Meeting may vote on the proposals including the director nominees at www.virtualshareholdermeeting.com/MTEX2025, but shareholders cannot write-in candidates.

(THE BOARD RECOMMENDS A VOTE “FOR ALL” PROPOSAL 1.)

For Proposal 2 (Ratification of Auditors) — If a quorum is obtained, and a majority of the shares represented, in person (by attending virtually) or by proxy, at the virtual-only 2025 Annual Shareholders’ Meeting and entitled to vote, are in favor of Proposal 2, the ratification of the appointment of our independent registered public accounting firm for the year ended December 31, 2025, will be approved. Votes marked “FOR” Proposal 2 will be counted in favor of the ratification of the appointment of our independent registered public accounting firm for the year ending December 31, 2025. An abstention from voting on Proposal 2 will not be voted on that item, although it will be counted for purposes of determining the number of shares represented and entitled to vote. Accordingly, an “ABSTENTION” will have the same effect as a vote “AGAINST” Proposal 2.

(THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 2.)

For Proposal 3 (“Say-on-Pay” Advisory Vote) — If a quorum is obtained, and a majority of shares represented, in person (by attending virtually) or by proxy, at the virtual-only 2025 Annual Shareholders’ Meeting and entitled to vote, are in favor of Proposal 3, the current executive compensation program will be approved by shareholders on an advisory basis. Votes marked “FOR” Proposal 3 will be counted in favor of the current executive compensation program. An abstention from voting on Proposal 3 will not be voted on that item, although it will be counted for purposes of determining the number of shares represented and entitled to vote. Accordingly, an “ABSTENTION” will have the same effect as a vote “AGAINST” Proposal 3. “Broker non-votes” are not considered shares entitled to vote for purposes of Proposal 3 and thus will have no effect on the outcome of the approval, on an advisory basis, of our executive compensation program.

(THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL 3.)

For Proposal 4 (“Say-on-Frequency” Advisory Vote) – If a quorum is obtained, the selection of the frequency of a shareholder advisory vote on executive compensation will be chosen by a plurality of the shares represented, in person or by proxy, at the 2025 Annual Shareholders’ Meeting and entitled to vote. This means the frequency receiving the highest number of affirmative votes at the meeting will be the frequency of future “Say-on-Pay” shareholder advisory votes that has been selected by our shareholders. For purposes of the vote on Proposal 4, “ABSTENTION” and “broker non-votes” will have no effect on the outcome of the selection, on an advisory basis, of the frequency for an advisory vote on executive compensation.

(THE BOARD RECOMMENDS SHAREHOLDERS VOTE FOR CONDUCTING FUTURE VOTES ON EXECUTIVE COMPENSATION EVERY “ONE YEAR.”)

Admission and Voting at Our 2025 Annual Shareholders’ Meeting

Voting at the virtual-only 2025 Annual Shareholders’ Meeting is limited to shareholders of record having evidence of ownership as of the record date, April 8, 2025. Shareholders who login at www.virtualshareholdermeeting.com/MTEX2025 and enter their 16-digit control number found in the proxy materials will be admitted to the meeting. If your shares are NOT held in your name, we may require you to show evidence of your ownership at our meeting when you login.

If you are a shareholder holding your shares in "street name" as of the close of business on the record date, you may gain access to the virtual meeting by following the instructions in the voting instruction card provided by your broker, bank or other nominee. You may not vote your shares electronically at the 2025 Annual Shareholders' Meeting unless you receive a valid proxy from your brokerage firm, bank, broker dealer or other nominee holder.

As a courtesy and as time permits, we will provide a brief question and answer period for our shareholders of record. Shareholders who login to the webcast and enter their 16-digit control will receive instructions on how to submit questions.

Shareholders of record will be able to vote electronically online upon verification of stock ownership. REMEMBER that beneficial shareholders must obtain a power of attorney form or legal proxy from their brokers prior to the 2025 Annual Shareholders’ Meeting in order for their votes at the virtual-only meeting to be counted since their brokers may have already reported their shares as “broker non-votes.” Prior to our June 3, 2025 meeting, beneficial shareholders are strongly urged to read their proxy-voting card instructions on how to vote at our 2025 Annual Shareholders’ Meeting. They should also contact their brokers by the Monday prior to our 2025 Annual Shareholders’ Meeting to ensure they obtain the proper paperwork in order to vote at our virtual meeting. If a beneficial shareholder does not follow its broker’s instructions, our Inspector of Elections will not count such shareholder’s vote at the virtual-only 2025 Annual Shareholders’ Meeting. The instructions are usually located on the back of each proxy-voting card.

Shareholder Procedures for Nominating Board Members or Introducing Proposals

Requirements for Shareholder Proposals to Be Considered for Inclusion in the Company’s Proxy Materials for the 2026 Annual Shareholders’ Meeting. Proposals that a shareholder intends to present at the 2026 Annual Shareholders’ Meeting and wishes to be considered for inclusion in the proxy statement and form of proxy relating to the 2026 Annual Shareholders’ Meeting must be received no later than December 24, 2025. All proposals must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which lists the requirements for the inclusion of shareholder proposals in company-sponsored proxy materials. Shareholder proposals must be delivered to the Company’s Corporate Secretary by mail at 1410 Lakeside Parkway, Suite 200, Flower Mound, Texas 75028.

Requirements for Other Shareholder Proposals to Be Brought Before the 2026 Annual Shareholders’ Meeting and Director Nominations. Notice of any proposal that a shareholder intends to present at the 2026 Annual Shareholders’ Meeting, but does not intend to have included in the proxy statement and form of proxy relating to the 2026 Annual Shareholders’ Meeting, as well as any director nominations, must be delivered to the Company’s Corporate Secretary by mail at 1410 Lakeside Parkway, Suite 200, Flower Mound, Texas 75028, not earlier than the opening of business on February 11, 2026, and not later than the close of business March 13, 2026. The notice must be submitted by a shareholder of record and must set forth the information required by our Fifth Amended and Restated Bylaws, dated August 25, 2014 (our “Bylaws”), with respect to each director nomination or other proposal that the shareholder intends to present at the 2026 Annual Shareholders’ Meeting. If you are a beneficial owner of shares held in street name, you can contact the organization that holds your shares for information about how to register your shares directly in your name as a shareholder of record. To comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2026 Annual Meeting of Shareholders must provide timely notice by the same deadline noted in the preceding sentence for the submission of nominations. Such notice must comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.

A copy of our Bylaws is published on our corporate website or may be obtained upon written request to our General Counsel at our United States headquarters located at 1410 Lakeside Parkway, Suite 200, Flower Mound, Texas 75028. In addition, our Bylaws were filed as Exhibit 3.1 to our Form 8-K filed with the SEC on August 27, 2014.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our Bylaws provide for a classified Board, divided into three staggered classes – I, II, and III. The terms of office for each of these classes are scheduled to expire on the date of our annual shareholders’ meeting in 2025, 2026, and 2027, respectively. Class I is comprised of two directors with the Class II board seats being up for election at the 2025 Annual Shareholder's Meeting.
Nominee. The Board has nominated J. Stanley Fredrick and Tyler Rameson as the nominees for election as our Class II directors. Once elected, our Class II directors’ term will expire on the earlier of the date of our 2028 Annual Shareholders’ Meeting or the date of such director’s disqualification, resignation, death, or removal. The nominees’ biographical information is described below:
•J. Stanley FredrickJ. Stanley Fredrick has served as a Class II director since September 2001. From November 2003 through January 2009, Mr. J.S. Fredrick served as the Lead Director for the Board. In January 2009, Mr. Fredrick was elected to serve as the Chairman of the Board of Directors. Mr. Fredrick's current term as director expires in 2025. In 2003, Mr. Fredrick was a founding board member of Professional Bank in Dallas, Texas, where he served until it sold in 2009. Mr. Fredrick also co-founded Irving National Bank Shares, a commercial bank holding company, and served as a consultant to the bank from 1994 until it was sold in 2000. He co-founded Cameo Couture, Inc., which operated as Colesce Couture, a distributor of intimate apparel, and Colony House, Inc., a private label cookware company, both of which operated through direct selling channels. He is currently majority owner and serves on the board of Wine Shop at Home, a “party plan company” in Napa, California. He is also Founder of Blue Ostrich, a Noted Texas Winery. Mr. Fredrick has been actively involved for more than 40 years in the Direct Selling Association, a national trade association of leading firms that manufacture and distribute goods and services directly to consumers. He has served on the Direct Selling Association’s Board of Directors and various committees thereof. From 1987 to 1988, he served two terms as Chairman of the Direct Selling Association. In 1988, he served two terms as Chairman of the Direct Selling Education Foundation. He has been inducted into the Direct Selling Association’s highest honor, the “Hall of Fame,” as well as into the Direct Selling Education Foundation “Circle of Honor.” Direct Selling News honored Mr. Fredrick with the Bravo Lifetime Achievement Award in 2019. In 2021, Mr. Fredrick was named one of the six “Legends in Direct Selling” with over 50 years of service. He received a B.A. in English from Central State University, in Edmond, Oklahoma. Recently, Mr. Fredrick published an autobiographical memoir, Never Ever Give Up.

•Tyler J. Rameson has served as a Class II director since June 6, 2018. His current term as director expires in 2025. Mr. Rameson is Chairman of the Nominating/Governance and Compliance Committee. He also serves on the Company’s Audit Committee, Compensation and Stock Option Plan Committee, and Science and Marketing Committee. He is the managing member of Jade Capital LLC, a private investment firm. From 2008 to 2014, Mr. Rameson was a managing member of Gray Whale Capital LLC, a worldwide proprietary trading firm. In this capacity, Mr. Rameson oversaw the development of numerous proprietary trading strategies and systems. From 2002 to 2007, Mr. Rameson was employed by Jane Street Capital LLC, a proprietary trading firm. Mr. Rameson received an MBA with an emphasis on Financial Engineering from the Massachusetts Institute of Technology (MIT), as well as a Master of Engineering degree in Logistics from MIT and a Bachelor of Arts degree in Business Economics from The University of California, Santa Barbara.

    (THE BOARD RECOMMENDS A VOTE “FOR ALL” TO ELECT THE NOMINEES.)

PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Neither our Articles of Incorporation, Bylaws, nor any other applicable legal requirements require shareholder ratification of the selection of our independent registered public accounting firm. However, the Board, as a matter of good corporate governance, has always sought shareholder ratification of the appointment of our independent registered public accounting firm. The Board is seeking shareholder ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025. In the event our shareholders do not ratify our appointment of BDO USA, P.C., the Audit Committee and the Board will reconsider the appointment.

Our Audit Committee appoints our independent registered public accounting firm on an annual basis. The decision is based on a number of factors including the scope of the audit, the independence of the auditors, the estimated audit fees, and any non-auditing services that are performed by the independent registered public accounting firm.

Representatives from BDO USA, P.C. will attend the virtual-only 2025 Annual Shareholders’ Meeting and will have the opportunity to make a statement, if they so desire. They will also be available to respond to any appropriate questions from our shareholders.

Pre-Approval Policies and Procedures

Our Audit Committee must pre-approve all services provided by our independent registered public accounting firm. The non-audit services, specified in Section 10A(g) of the Exchange Act may not be provided by our independent registered public accounting firm.

Each year, the approval of the estimated annual audit, audit-related services, and routine tax services takes place at an Audit Committee meeting. In addition, during the course of the year, requests for unforeseen or additional allowable services to be provided by our independent registered public accounting firm must be preapproved by our Audit Committee, except for those qualifying for the “de minimis exception.” The de minimis exception provides that the pre-approval requirements for certain non-audit services may be waived if:
•the aggregate amount of such non-audit services provided constitutes not more than 5% of the total fees paid to our independent registered public accounting firm in the calendar year that such non-audit services are provided;
•such services were recognized as non-audit services at the time they were provided; and
•such services are promptly brought to the attention of our Audit Committee.

Our Audit Committee may delegate to its Chairman the authority to grant pre-approvals. In such event, the decisions of the Chairman of the Audit Committee regarding pre-approvals will then be presented to our full Audit Committee at the next scheduled meeting.

Our independent registered public accounting firm provides a revised estimate for the year, by project, for all planned and approved services to our Chief Financial Officer prior to each Audit Committee annual planning meeting. The revised estimate is then reviewed at our Audit Committee annual planning meeting.

Fees Paid to Our Independent Registered Public Accounting Firm

For the years ended December 31, 2024 and 2023, we were billed the following fees by our current independent registered public accounting firm, BDO USA, P.C. as follows:

Type of Service	2024	2023
	(in thousands)
Audit Fees, including the audit of our consolidated financial statements and annual report on Form 10-K, review of our quarterly financial statements and quarterly reports filed on Form 10-Q, and international statutory audits	$653	$629
Audit-Related Fees, including fees related to the annual audit of employee 401(k) benefit plan	—	23
Tax Fees, including fees for tax services, tax advice, transfer pricing, state, and international tax consultation	46	66
All Other Fees, related to all other services including expatriation issues and miscellaneous consulting and advisory services	—	—
Total Fees	$699	$718

The “de minimis exception” described above was not used for any fees paid to BDO USA, P.C. in 2024 and 2023. All fees were pre-approved by our Audit Committee. The members of our Audit Committee believe the payment of all fees set forth above did not prohibit BDO USA, P.C. from maintaining its independence.

    (THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED ACCOUNTING FIRM.)

PROPOSAL 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

In accordance with Section 14A(a)(1) of the Exchange Act implementing Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are submitting to our shareholders the opportunity to vote on a non-binding advisory resolution to approve the compensation program for our Named Executive Officers, which is described in the section titled “Executive Compensation” in this Proxy Statement. Accordingly, the following resolution is submitted for a shareholder advisory vote at the 2025 Annual Shareholders’ Meeting:

“RESOLVED, that the shareholders of Mannatech, Incorporated approve, on an advisory basis, the overall compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K of the regulations promulgated by the SEC, including the section entitled “Executive Compensation,” and the accompanying compensation tables and the corresponding narrative discussion and footnotes set forth in the Proxy Statement for the 2025 Annual Shareholders’ Meeting.”

    As described in the section titled “Executive Compensation” our executive compensation program is designed to provide a competitive level of compensation necessary to attract, motivate, and retain talented and experienced executives and to motivate them to achieve short-term and long-term objectives that enhance shareholder value.

    This vote is merely advisory and will not be binding upon the Company and the Board. However, the Compensation and Stock Option Plan Committee, which is responsible for designing and administering the Company’s executive compensation program, values constructive dialogue on executive compensation and other important governance topics with the Company’s shareholders and encourages all shareholders to vote their shares on this matter.

    (OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS “SAY-ON-PAY.”)

PROPOSAL 4 – ADVISORY VOTE ON THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION (“SAY-ON-FREQUENCY”)

In accordance with Section 14A(a)(1) of the Exchange Act implementing Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are providing our shareholders the opportunity to cast a non-binding advisory vote on whether future non-binding advisory votes on the compensation of the Company’s Named Executive Officers should occur every one, two, or three years. The Board recommends that shareholders vote to hold an advisory vote on executive compensation every ONE year, or an annual vote.

You may cast your vote by choosing one year, two years, or three years when you vote for the resolution set forth below.

“RESOLVED, that the highest number of votes cast by the shareholders of Mannatech, Incorporated for the following options will determine the preferred frequency with which Mannatech, Incorporated is to hold a stockholder vote to approve, on a non-binding basis, the executive compensation of its Named Executive Officers included in the Proxy Statement: (a) every year, or (b) every two years, or (c) every three years.”

After careful consideration, the Board believes that an annual, non-binding advisory vote complements our goal to create a compensation program that enhances long-term shareholder value. As described in the section titled “Executive Compensation,” our executive compensation program is designed to motivate executives to achieve short-term and long-term corporate goals that enhance shareholder value. An annual vote will provide shareholders the ability to compare the Company’s compensation program to the long-term performance of the Company. One year is sufficient time for the Compensation Committee to fully analyze the Company’s compensation program (as compared to the Company’s performance over the same period) and to implement necessary changes.

This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Company and the Board. Notwithstanding the Board’s recommendation and the outcome of the shareholder advisory vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussion with shareholders and the adoption of material changes to compensation programs.

(OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR CONDUCTING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY “ONE YEAR.”)

CORPORATE GOVERNANCE

Overview

We are committed to maintaining the highest standards of business conduct and corporate governance, which we believe are essential to running our business efficiently and maintaining our integrity in the marketplace. We have adopted a code of business conduct and ethics for our directors, officers, and employees, which, in conjunction with our Articles of Incorporation, Bylaws, and Board of Directors committee charters, form the framework for our corporate governance. All of these documents are available on our corporate website at www.mannatech.com.

Summary of All Directors and Executive Officers

The following table sets forth certain information regarding our executive officers and directors, including their ages as of June 3, 2025:

Name	Age	Position
Landen Fredrick (1)	52	President and Chief Executive Officer
Erin K. Barta	55	General Counsel and Corporate Secretary
James Clavijo (2)	59	Chief Financial Officer
J. Stanley Fredrick	86	Chairman of the Board of Directors
Robert Toth (3)	72	Vice Chairman of the Board of Directors; Independent Board Member
Larry A. Jobe	85	Independent Board Member
Tyler Rameson	51	Independent Board Member
Kevin Robbins	57	Non-employee Board Member
John A. Seifrick	64	Independent Board Member
(1)    Landen Fredrick was appointed President and Chief Executive Officer effective April 1, 2024. Alfredo (Al) Bala retired as the Company's CEO effective April 1, 2024.
(2)    James Clavijo was appointed as the Company's CFO effective July 1, 2024.
(3)    Robert Toth rejoined the Company's Board as the Vice Chairman effective December 1, 2024.

The following biographical information about our directors and executive officers listed above is in alphabetical order:
Erin K. Barta joined Mannatech in November 2006 as Senior Corporate Counsel. She was named Assistant General Counsel in March 2009 and was named General Counsel and Corporate Secretary in August 2013. Ms. Barta is responsible for overseeing the Legal and Business Ethics teams, Human Resources and Facilities and our Regulatory Affairs group. Prior to joining Mannatech, Ms. Barta served as Corporate Counsel and later Senior Corporate Counsel for Metromedia Restaurant Group, a subsidiary of Metromedia Company. She has a B.S. from Texas Woman’s University and received her J.D. from Texas Wesleyan University, now the Texas A&M University School of Law.
James Clavijo joined Mannatech as the Company’s CFO on July 1, 2024. Mr. Clavijo has over 25 years of experience in executive, finance and accounting activities, including experience as a Chief Financial Officer for several biotech, cell therapy, medical device, pharmaceutical, healthcare, and technology companies. Mr. Clavijo’s experience has included building, leading and advising companies with strategic plans for pharmaceutical commercialization and manufacturing, negotiating licensing and drug development agreements, as well as advising companies with complex restructurings, mergers and acquisitions, capital market transactions, and system implementations. From 2019-2023, Mr. Clavijo served as the Chief Financial Officer for Longeveron (NASDAQ:LGVN) a cell therapy company focused on the use of stem cells for various aging-related and life-threatening diseases. Mr. Clavijo took Longeveron public through an IPO in February 2021. From 2016-2021, Mr. Clavijo served as the Consulting Chief Financial Officer for Guided Therapeutics (OTC: GTHP) an epithelial and cervical cancer medical device company. During 2018, Mr. Clavijo served as the Chief Financial Officer for Aeterna Zentaris (NASDAQ: AEZS) a commercial stage biopharmaceutical company in growth hormone deficiency indications as well as other therapeutic assets. Prior to this, Mr. Clavijo served for two years as the Chief Financial Officer for Tri-source Pharma, a pre-ipo commercial pharmaceutical company focused on procuring pharmaceutical products facing supply issues and supplying pharmaceutical products to veterinary markets. Since 2009, Mr. Clavijo, has also served as founder and principal of CFO Tune, a consulting firm that provided Chief Financial Officer services, that included developing strategic and capital markets plans and the preparation of regulatory filings with the Securities and Exchange Commission. Previously, Mr. Clavijo served for five years as the Chief Accounting Officer at Soligenix (NASDAQ: SNGX), a biopharmaceutical company focused on rare disease and biodefense products. Mr. Clavijo was an Officer in the U.S. Army, serving for 13 years in active and reserve duty. Mr. Clavijo was licensed as a CPA in Florida from 2000-2011. He was licensed in Florida as a real estate/business agent from 2013-2021. Mr. Clavijo received a BA in Chemistry (PreMed) from the University of Florida, a BA in Accounting from the University of Nebraska, and a Masters in Accounting from Florida International University.

J. Stanley Fredrick has served as a Class II director since September 2001. From November 2003 through January 2009, Mr. J.S. Fredrick served as the Lead Director for the Board. In January 2009, Mr. Fredrick was elected to serve as the Chairman of the Board of Directors. Mr. Fredrick's current term as director expires in 2026. In 2003, Mr. Fredrick was a founding board member of Professional Bank in Dallas, Texas, where he served until it sold in 2009. Mr. Fredrick also co-founded Irving National Bank Shares, a commercial bank holding company, and served as a consultant to the bank from 1994 until it was sold in 2000. He co-founded Cameo Couture, Inc., which operated as Colesce Couture, a distributor of intimate apparel, and Colony House, Inc., a private label cookware company, both of which operated through direct selling channels. He is currently majority owner and serves on the board of Wine Shop at Home, a “party plan company” in Napa, California. He is also Founder of Blue Ostrich, a Noted Texas Winery. Mr. Fredrick has been actively involved for more than 40 years in the Direct Selling Association, a national trade association of leading firms that manufacture and distribute goods and services directly to consumers. He has served on the Direct Selling Association’s Board of Directors and various committees thereof. From 1987 to 1988, he served two terms as Chairman of the Direct Selling Association. In 1988, he served two terms as Chairman of the Direct Selling Education Foundation. He has been inducted into the Direct Selling Association’s highest honor, the “Hall of Fame,” as well as into the Direct Selling Education Foundation “Circle of Honor.” Direct Selling News honored Mr. Fredrick with the Bravo Lifetime Achievement Award in 2019. In 2021, Mr. Fredrick was named one of the six “Legends in Direct Selling” with over 50 years of service. He received a B.A. in English from Central State University, in Edmond, Oklahoma. Recently, Mr. Fredrick published an autobiographical memoir, Never Ever Give Up.

Landen Fredrick was named President and Chief Executive Officer effective April 1, 2024 and has served as interim Chief Financial Officer since January 22, 2024. He is the son of J. Stanley Fredrick, our Chairman of the Board and a major shareholder. He was appointed President and Chief Operating Officer on June 7, 2023. He previously served as the Company’s Global Chief Sales Officer and President, North America. Mr. Fredrick joined Mannatech in 2006 and has played a key role in developing and driving systems to create efficiencies for the Company. Mr. Fredrick is also the chairman of the M5M Foundation, a non-profit organization benefiting children in need. Mr. Fredrick served as a member of the Board of Directors of the Direct Selling Association from June 2015 to June 2018. Mr. Fredrick owned a web and advertising business, Killian Fredrick, from 2001 to 2006. Mr. Fredrick earned a BA from Abilene Christian University in 1995 and his MBA from Amber University in 1997.
Larry A. Jobe has served as a Class I director since January 4, 2006. His current term as director expires in 2027. In February 2007, Mr. Jobe began serving as Chairman of our Audit Committee. Mr. Jobe also serves on the Nominating/Governance and Compliance Committee, Compensation and Stock Option Plan Committee, and the Science and Marketing Committee. He also serves as the President and founder of P 1 Resources, LLC, which has provided engineering and light industrial staffing services to the construction industry since 1994. From 1991 to 1994, Mr. Jobe was Chairman and founder of Mitchell Jobe & Company, a provider of professional staffing services for government and industry. He is also a founder and Board Member of Peloton College, a for-profit accredited career school, since October 2005. From 1973 to 1991, he served in various capacities, including as member of the Executive Committee and Chairman of the Strategic Planning Committee with the accounting firm Grant Thornton LLP. In 1969, he was appointed by President Richard Nixon to serve as the Assistant Secretary of Commerce for Administration at the United States Commerce Department. Mr. Jobe previously served as the Chairman of Independent Bank of Texas and Chairman of the Audit Committee for U.S. Home Systems, Inc. In addition, Mr. Jobe served as Chairman of the Audit Committee and a member of the Board of Directors of SWS Group, Inc., a Dallas-based New York Stock Exchange member from July 2005 through December 2014. He is a member of the Board of the Dallas Seminary Foundation. He received a B.B.A. degree in Accounting from the University of North Texas, in Denton, Texas. Mr. Jobe maintained an active Certified Public Accounting (CPA) license from 1962 to 2002 and currently maintains his license on an inactive or retired status.
Tyler J. Rameson has served as a Class II director since June 6, 2018. His current term as director expires in 2025. Mr. Rameson is Chairman of the Nominating/Governance and Compliance Committee. He also serves on the Company’s Audit Committee, Compensation and Stock Option Plan Committee, and Science and Marketing Committee. He is the managing member of Jade Capital LLC, a private investment firm. From 2008 to 2014, Mr. Rameson was a managing member of Gray Whale Capital LLC, a worldwide proprietary trading firm. In this capacity, Mr. Rameson oversaw the development of numerous proprietary trading strategies and systems. From 2002 to 2007, Mr. Rameson was employed by Jane Street Capital LLC, a proprietary trading firm. Mr. Rameson received an MBA with an emphasis on Financial Engineering from the Massachusetts Institute of Technology (MIT), as well as a Master of Engineering in Logistics from MIT and a Bachelor of Arts degree in Business Economics from The University of California, Santa Barbara.
Kevin Robbins, son of Mannatech co-founder Ray Robbins, was appointed to the Board in December 2016 as a Class I director. His current term as director expires in 2027. He is Chairman of the Science and Marketing Committee. He began his part time career as an independent distributor (“Associate”) for the Company in 1994. By 1996, Mr. Robbins was able to dedicate his career as an Associate for the Company on a full-time basis. In 2003, he was awarded as the global recipient of the Ray Robbins Giving Spirit Award. In 2000, Mr. Robbins was elected to represent the Company’s North America field as part of the North American Advisory Council. He originally served five years on the advisory council, and was later re-elected for another three-year term. As part of the advisory council, Mr. Robbins served as Chairman for five years where he worked closely with the Company to develop new compensation plans, new incentive trips, and training programs for Associates in North America. In 2012, he was recognized as one of the Top Global Business Builders of the Year by the Company. Prior to joining Mannatech, Mr. Robbins worked as a Realtor for Coldwell Banker. He earned Rookie of the Year and Top Listing agent for his branch. He was introduced to the direct sales industry when he was just 20 years old as a sales representative of Cutco and later as Area Sales Manager. Mr. Robbins earned a Bachelor of Business Administration in Marketing at The University of Texas at Arlington.
John A. Seifrick was appointed to the Company’s Board as a Class III director in April of 2022. Mr. Seifrick is Chairman of the Compensation and Stock Option Plan Committee. He also serves on the Audit and Science & Marketing Committees. His current term as director expires in 2027. Mr. Seifrick is an experienced senior manager and leader in the industry with over 40 years of experience as an entrepreneur and key organizer of businesses with expertise in accounting, finance, and general and executive management. Mr. Seifrick is the Co-Founder and current President/General Manager of CAST Wines located in Geyserville, CA, founded in 2012. He recently served as the Vice Chairman of the Board of Directors of Pioneer Bank SSB in Austin, TX, which he co-founded in 2007 and sold in 2022. He was also on the Director’s Loan Committee and ALCO Committee at Pioneer, and was the prior Chair of the Compensation Committee. Mr. Seifrick began as a Texas CPA in 1984 for Arthur Anderson & Company in Houston, TX and advanced to Audit Senior in the Finance and Real Estate Division. From 1986-1990, he served as Corporate Controller for Kitchens of the Oceans in Deerfield Beach, FL. From 1990-2002, Mr. Seifrick was the Executive Vice President and Chief Operating Officer of The Amend Group in Dallas, TX. He was a partner and advisor at Paul Duesing Partners, an architectural design firm in Dallas, TX from 2002-2004 and 2006-2011. Mr. Seifrick was the lead organizing founder and Chairman of the Board of Professional Bank, NA in Dallas, TX from 2002-2010. He served as a Board Member for Senior Living Properties in Bedford, TX, a consultant for nationwide debt facilities, and was on the Board of the non-profits YMCA of East Dallas, Wine Road of Sonoma County and the Winegrowers of Dry Creek Valley. Mr. Seifrick obtained a Bachelor of Science in Business Administration, Summa Cum Laude, and with Distinction in Accounting in 1982 from The Ohio State University and a Master’s in Business Administration focused on entrepreneurial management and real estate in 1986 from the Harvard Graduate School of Business Administration.

Robert Toth has served as a Class III director since December 1, 2024. Prior to rejoining Mannatech’s Board of Directors as the Vice Chairman effective December 1, 2024 as its Vice Chairman, Robert Toth served as a Class III director from March 2008 through May 31, 2023. Mr. Toth previously served as the Chairman of the Compensation and Stock Option Plan Committee. served on the Audit Committee, the Nominating/Governance and Compliance Committee, the Science and Marketing Committee, and from August 2014 to March 2019, Vice Chairman of Mannatech’s Board. Mr. Toth was the Co-founder, and until May 2015, was the Chairman of Tatra Spring LLC, a supply chain services company based in Poland and founded in September 2008. Since 2006, he has worked in venture capital as a private investor focused on new business startups in the technology sector. He has more recently served as a consultant to the direct selling industry. Mr. Toth has more than 40 years of direct selling experience. As President of Avon International from 2004 to 2005, his operations included over 120 countries with annual revenues exceeding $5.5 billion. Mr. Toth began his Avon career in customer service in 1978, then moved to U.S. sales and operations and was promoted to U.S. Director of Sales in 1989. He transitioned to Avon International in 1991 as Director of New Business Development, where he played a lead role in Avon’s market entry plan for Russia. He was based in Warsaw from 1993 to 1997 as Avon’s President of Central and Eastern Europe, where he established and led Avon Poland. From 1997 to 2004, Mr. Toth was based in London where he held several senior management positions including Group Vice President, Eastern Europe, Middle East and Africa (1997-1999), Senior Vice President, Europe, Middle East and Africa (1999-2002) and Executive Vice President for Asia-Pacific, Europe, Middle East and Africa (2002-2003). Mr. Toth graduated from LaSalle University in 1974 with a B.A. in Business Administration.

Director Qualifications
The Board respects its responsibility to provide oversight, counseling and direction to management in the interest, and for the benefit of, our shareholders. Accordingly, it seeks to be comprised of directors with diverse skills, experience and qualifications. It is critical that our directors understand the direct selling industry. It is equally important that, collectively, our directors have successful experience in each of the primary aspects of our business, including network marketing, direct sales, finance and audit, product strategy and development, Associate relations, supply chain management, and sales and marketing.

J. Stanley Fredrick, our Chairman and largest shareholder, brings to the Board many years of direct selling experience as well as broad operational and marketing expertise as a co-founder of two direct selling companies. Mr. Fredrick also has significant experience serving on other company boards of directors, as well as the Direct Selling Association’s board and its various committees. Mr. Fredrick’s professional background provides him with a vast understanding of our Company, associate field leadership, and sales techniques.

Larry A. Jobe brings to the Board extensive experience in management, finance and auditing. Mr. Jobe also has significant experience serving on other public company boards. Mr. Jobe’s considerable experience in public accounting and in evaluating financial statements makes him particularly well-suited to serve as chair of the Audit Committee. Mr. Jobe maintained an active CPA license from 1962 to 2002 and currently maintains his license on an inactive or retired status.

Tyler J. Rameson, our second largest shareholder, brings to the Board extensive financial experience. Mr. Rameson previously worked for Jane Street Capital, one of the largest proprietary trading firms in the world. At Jane Street, Mr. Rameson was a member of the American Stock Exchange where he executed several proprietary trading strategies. In 2008, Mr. Rameson co-founded Gray Whale Capital, an SEC registered investment company that executed proprietary investment strategies worldwide. Mr. Rameson’s extensive analytical and financial background makes him a valued member of the Board.

Kevin Robbins is a high-level Associate in our global downline network marketing system. Mr. Robbins brings to the Board more than 20 years of experience as an independent Associate of the Company. Mr. Robbins’ vast understanding of the Company’s Associate field leadership and the critical issues contributing to the building of a successful business with the Company make him a valued member of the Board.

John A. Seifrick brings to the Board extensive experience in senior management, finance, and as an entrepreneur. Mr. Seifrick has experience serving on other company boards and is the co-founder and current president and general manager of CAST Wines in Geyserville, California. He previously served as the Vice Chairman of the Board of Directors of Pioneer Bank SSB in Austin, TX, which he co-founded. Mr. Seifrick’s managerial, financial, and entrepreneurial background make him a valued member of the Board.

Robert Toth brings to the Board extensive experience in senior management and as a venture capitalist. Mr. Toth has more than 39 years of direct selling experience, principally with Avon Products, Inc. Mr. Toth’s considerable experience with international markets makes him a valuable member of the Board, as international expansion has been, and continues to be, an important part of our long-term strategic plan. Having served in various leadership positions of Avon International, Mr. Toth has an in-depth understanding of the direct selling industry.

Consideration of Director Nominees
Under our Bylaws, the Nominating/Governance and Compliance Committee of our Board of Directors recommends to the Board all candidates for election by our shareholders at each annual meeting of shareholders. Although the Board has not formally established criteria for Board membership, the Board does consider several factors before recommending a candidate for Board membership. These factors include the following:

•the experience level, mix of skills and other business qualities a potential nominee may possess;
•the general experience and skill levels of current Board members;
•the potential nominee’s experience with accounting rules and practices;
•the verification of background, work, and education of a potential nominee; and
•other factors as the Nominating/Governance and Compliance Committee may deem in the best interests of our shareholders.

In addition, the Nominating/Governance and Compliance Committee will recommend director candidates in order to ensure that:

•a majority of the Board of Directors are “independent” as defined by Nasdaq and SEC rules;
•each of the Audit, Compensation and Stock Option Plan, and Nominating/Governance and Compliance Committees are comprised entirely of independent directors; and
•at least one member of the Audit Committee has the experience, education and qualifications necessary to qualify as an “audit committee financial expert” as defined by the SEC.

The Nominating/Governance and Compliance Committee may solicit recommendations for director nominees from any or all of the following sources: non-management directors, executive officers, third-party search firms or any other source it deems appropriate. The Nominating/Governance and Compliance Committee will review and evaluate the qualifications of any proposed director candidate that it is considering or that has been properly recommended to it by a shareholder and conduct inquiries it deems appropriate into the background of these proposed director candidates. When nominating a director for re-election, the Nominating/Governance and Compliance Committee will also consider the director’s past performance on the Board. The Nominating/Governance and Compliance Committee will evaluate all proposed director candidates based on the same criteria, with no regard to the source of the initial recommendation of the proposed director candidate.

The Nominating/Governance and Compliance Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating/Governance and Compliance Committee believe it is important that Board members represent diverse viewpoints. In considering candidates, the Nominating/Governance and Compliance Committee considers the entirety of each candidate’s credentials, including such candidate’s diverse skills, experience and qualifications.

If a shareholder would like our Nominating/Governance and Compliance Committee to consider specific candidates for nomination to the Board, a shareholder should deliver written notice to our Chief Financial Officer at our corporate office, located at 1410 Lakeside Parkway, Suite 200, Flower Mound, Texas 75028, or by fax at (972) 842-9148. As required by our Bylaws, written notice of such proposed candidates for director should be delivered no later than December 31, 2025 to allow the Board time to consider such persons for nomination at our 2026 Annual Shareholders’ Meeting. The written notice should include the candidates’ full name, age, biographical background, and qualifications. If a shareholder intends to present a director nomination at the 2026 Annual Shareholders’ Meeting, the shareholder should follow the procedures described on page 7 of this proxy statement.

Board Leadership Structure and Role in Risk Oversight

Meetings of the Board are presided over by the Chairman of the Board, currently Mr. J. Stanley Fredrick. Our Bylaws do not require that the Chairman be independent and the Board believes that it is important to retain the discretion and flexibility to determine the appropriate leadership structure for the Company. Currently, the Board believes in the separation of the Chairman and CEO roles. Most important among the considerations to keep these roles separate was that the separation of the Chairman and CEO positions allows our CEO to focus on operational issues and the Chairman to focus on governance and other related issues. Additionally, we believe that the effectiveness of the Board is enhanced by having separate Chairman and CEO positions.

It is management’s responsibility to manage risk and bring to the Board’s attention any material risks facing the Company. The Board, as a whole and through its committees, regularly reviews various areas of significant risk, and advises and directs management on the scope and implementation of policies, strategic initiatives and other actions designed to mitigate various types of risks. Specific examples of risks primarily overseen by the full Board include competition risks, industry risks, especially those specific to the direct selling channel, economic risks, liquidity risks, business operations risks, cybersecurity and data privacy risks, and risks posed by significant litigation matters.

Our Audit Committee regularly discusses with management and the independent auditors significant financial risk exposure and the processes management has implemented to monitor, control and report such exposures. Specific examples of risks primarily overseen by the Audit Committee include risks related to the preparation of the Company’s financial statements, disclosure controls and procedures, internal controls and procedures required by the Sarbanes-Oxley Act of 2002, accounting, financial and auditing risks, insurance coverage, matters reported to the Audit Committee through our outside internal audit firm and through anonymous reporting procedures.

Our Nominating/Governance and Compliance Committee oversees and discusses with management risk related to governance practices, cybersecurity, compliance and ethics programs for the Company and its independent distributors, regulatory risk, and board composition.

Our Compensation and Stock Option Plan Committee oversees and discusses with management risk related to compensation and retention of executives and high potential employees, and compensation strategies and practices. It also ensures that our compensation programs, including those applicable to our executives, do not encourage excessive risk taking.

Classes of Our Board of Directors

    Six directors currently serve on the Board, which is divided into three classes serving staggered three-year terms, which expire on the day of our Annual Shareholders’ Meeting. The Board has determined that four of our directors are independent. The members of each of the classes and the expiration dates of their terms as of April 22, 2025, are as follows:

Class	Term Expiration	Directors
Class I	2027	Larry A. Jobe* and Kevin Robbins
Class II	2025	J. Stanley Fredrick (1) and Tyler J. Rameson*
Class III	2026	John A. Seifrick* and Robert Toth*(2)
*    Independent Board Member
(1)    Chairman of the Board of Directors
(2)     Vice Chairman of the Board of Directors

The Board held four regular meetings and four special meetings during 2024. All of our directors serving during 2024 attended all of the regular meetings of the Board. All of our directors serving during 2024 attended all of the special meetings, with the exception of Mr. Seifrick, who was unable to attend one special meeting held in April. Mr. Toth retired from the Board on May 31, 2023 and rejoined the Board as the Vice Chairman effective December 1, 2024. The Board did not hold any meetings after Mr. Toth rejoined the Board. Although we do not have a formal policy regarding attendance by directors at our Annual Shareholders’ Meeting, we encourage and expect all of our directors to attend our Annual Shareholders’ Meeting. All of our directors attended the 2024 meeting and we anticipate that all of our directors will attend our 2025 Annual Shareholders’ Meeting to be held on June 3, 2025.

Director Independence

The Board has determined that each of Messrs. Jobe, Rameson, Seifrick, and Toth qualify as “independent” as defined by applicable Nasdaq and SEC rules. In making this determination, the Board has concluded that none of these members has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Committees of Our Board of Directors

    During 2024, the Board had four committees with various functions. Mr. Seifrick was unable to attend one special Audit Committee meeting held in April and Mr. Jobe was unable to attend one special Compensation and Stock Option Plan Committee meeting and one special Nominating/Governance and Compliance Committee meeting held in March. All other committee members serving during 2024 attended all of their regularly scheduled and special committee meetings, during their service. During 2024, the committees held the following number of meetings:

•Audit Committee: 4 regular meetings and 6 special meetings;
•Compensation and Stock Option Plan Committee: 4 regular meetings and 1 special meeting;
•Nominating/Governance and Compliance Committee: 4 regular meetings and 1 special meeting;
•Science and Marketing Committee: 4 regular meetings.

As of April 22, 2025, the Board has four committees. The committee membership is as follows:

Director’s Name	Audit Committee	Compensation and Stock Option Plan Committee	Nominating/ Governance, and Compliance Committee	Science and Marketing Committee
Non-Employee Independent Directors:
Larry A. Jobe	C	M	M	M
John A. Seifrick	M	C	M	M
Tyler Rameson	M	M	C	M
Robert Toth(1)	M	M	M	M
Non-Employee Directors:
J. Stanley Fredrick (2)
Kevin Robbins				C
M    Member
C    Committee Chairman
(1)    Mr. Robert Toth retired from the Board effective May 31, 2023 and rejoined the Board as the Vice Chairman effective December 1,
2024. Effective January 1, 2025, Mr. Toth serves as a member of the Audit Committee, the Nominating/Governance and Compliance Committee, the Compensation and Stock Option Plan Committee, and the Science and Marketing Committee.
(2)    Chairman of the Board of Directors

The committees and their functions are as follows:

1.Audit Committee. Our Audit Committee consists of Messrs. Jobe, Rameson, Seifrick and Toth and is chaired by Mr. Jobe. The Board has determined that each member of our Audit Committee meets the independence and financial literacy requirements for purposes of serving on such committee under applicable Nasdaq and SEC rules and that Mr. Jobe qualifies as an “audit committee financial expert” as defined by the SEC. Our Audit Committee is primarily responsible for approving all services provided by our independent registered public accounting firm, reviewing our annual audit results, and meeting with our independent registered public accounting firm to periodically review our internal controls, internal control over financial reporting, and financial management practices. Our Audit Committee’s responsibilities are stated more fully in its fifth amended and restated charter, which is posted on our corporate website at ir.mannatech.com. Our Audit Committee’s report appears on page 39 of this proxy statement.

2.Compensation and Stock Option Plan Committee. Our Compensation and Stock Option Plan Committee consists of Messrs. Jobe, Rameson, Seifrick and Toth and is chaired by Mr. Seifrick. The Board has determined that each member of our Compensation and Stock Option Plan Committee meets the independence requirements for purposes of serving on such committee under applicable Nasdaq and SEC rules. None of our executive officers serves as a member of any board of directors or as a member of any other compensation committee for any other entity that has or has had one or more of their executive officers serving as a member of the Board or on our Compensation and Stock Option Plan Committee. Our Compensation and Stock Option Plan Committee is primarily responsible for establishing all compensation for our executive officers and directors including salaries, bonuses, stock option grants, and stock option plan administration. Our Compensation and Stock Option Plan Committee may ask members of management or others whose advice and counsel are relevant to the issues then being considered by the Committee to attend any meetings and to provide such pertinent information as the Committee may request. Our Compensation and Stock Option Plan Committee’s responsibilities are stated more fully in its third amended and restated charter, which is posted on our corporate website at ir.mannatech.com.

3.Nominating/Governance and Compliance Committee. Our Nominating/Governance and Compliance Committee consists of Messrs. Jobe, Rameson, Seifrick and Toth and is chaired by Mr. Rameson. The Board has determined that each member of the Nominating/Governance and Compliance Committee meets the independence requirements for purposes of serving on such committee under applicable Nasdaq and SEC rules. Our Nominating/Governance and Compliance Committee is primarily responsible for reviewing and recommending nominees to the Board, developing plans regarding the size and composition of the Board, developing management succession planning, and establishing and maintaining policies and procedures to handle and investigate complaints, including whistleblower or other confidential complaints. Our Nominating/Governance and Compliance Committee is also responsible for directing the investigation of complaints including advising the Board about the outcome of any complaints or any other legal matters. the committee also assists the Board with its oversight of cyber-related risk. Additionally, the Nominating/Governance and Compliance Committee is responsible for oversight of management's responsibilities regarding the Company's compliance with legal and regulatory requirements relating to the marketing, distribution and sale of the Company's products by the Company's Associates. For information on criteria for director nominees, see “Consideration of Director Nominees," beginning on page 18 of this proxy statement. Our Nominating/Governance and Compliance Committee’s responsibilities are stated more fully in its second amended charter that is posted on our corporate website at ir.mannatech.com. For additional information on nominating nominees to the Board see “Shareholder Procedures for Nominating Board Members or Introducing Proposals,” beginning on page 7 of this proxy statement.

4.Science and Marketing Committee. Our Science and Marketing Committee consists of Messrs. Jobe, Rameson, Robbins, Seifrick and Toth and is chaired by Mr. Robbins. Our Science and Marketing Committee is primarily responsible for overseeing management’s product development and research and development initiatives as well as the marketing strategy for our innovative products. The committee also oversees management’s implementation and maintenance of the Company’s Global Scientific Advisory Board to aid the Company in driving the development of innovative products for its global markets. The Science and Marketing Committee’s responsibilities are stated more fully in its second amended and restated charter that is posted on our corporate website at ir.mannatech.com.

Shareholder Communication with Our Board of Directors

We request that any shareholders interested in communicating directly with individual directors or with our entire Board submit such correspondence in writing. To submit written correspondence to the Board, send an email to BoardofDirectors@mannatech.com, or mail to Mannatech, Incorporated, Attention Corporate Secretary, “For Mannatech’s Board of Directors,” 1410 Lakeside Parkway, Suite 200, Flower Mound, Texas 75028. Upon receipt, a copy of such correspondence will be given to J. Stanley Fredrick, our Chairman of the Board. All correspondence to specific Board members will be delivered directly to the individual Board member. A voice message can be left for the Board at (972) 471-6512. Our Executive Officers and designated officials may be given access to such shareholder communications with the Board, except in instances in which the charters of our committees require anonymity.

Code of Ethics

In order to help promote the highest levels of business ethics, the Board adopted a Code of Ethics for our executive officers and directors in 2003. The Code of Ethics was amended on January 30, 2024 and is published on our corporate website at ir.mannatech.com. Any change in or waiver from and the grounds for such change in or waiver from our Code of Ethics shall be promptly disclosed by publishing such change or waiver on our corporate website at ir.mannatech.com. Our Code of Ethics applies to all of our executive officers and directors. Our Code of Ethics was designed to ensure that our business is conducted in a consistent legal and ethical manner and sets forth guidelines for all areas of professional conduct, including conflicts of interest, employment policies, protection of confidential information, and fiduciary duties.

Compensation of Directors

We compensate our non-employee directors for serving and participating on the Board, for chairing committees, and for attending Board and Board committee meetings. Our Nominating/Governance and Compliance Committee reviews the compensation of our non-employee directors and recommends to the Compensation and Stock Option Plan Committee any changes to director compensation that the Nominating/Governance and Compliance Committee deems appropriate. Our Compensation and Stock Option Plan Committee then reviews such recommendations and after due deliberation and consideration approves any such changes it deems appropriate and recommends them to the Board. The Board then reviews such recommendations and after due deliberation and consideration approves any such changes it deems appropriate. Non-employee director fees during 2024 were as follows:

	Board Member	Audit Committee	Compensation and Stock Option Plan Committee	Nominating/ Governance and Compliance Committee	Science and Marketing Committee
Chairman fee (1)	$300,000	$20,000	$18,000	$18,000	$10,000
Vice Chairman fee (1)(2)	$30,000	$—	$—	$—	$—
Director retainer (3)	$80,000	$—	$—	$—	$—
Special meeting fees	$500	$500	$500	$500	$500
Re-elected Board member (2)	$—	$—	$—	$—	$—

(1)The Chairman fee, Vice Chairman fee and director retainer are paid monthly over the calendar year.
(2)Mr. Toth was appointed Vice Chairman effective December 1, 2024. The Vice Chairman fee of $30,000 is in addition to the current Director retainer fee. Mr. Toth's fees were prorated for one month in 2024.
(3)Each non-employee director re-elected to the Board by our shareholders are granted 5,000 stock options. The stock options are priced on the date of grant and expire in ten years. One-third of the stock options vest on the date of grant, another one-third of the stock options vest on the first anniversary date of grant, and the remaining one-third of the stock options vest on the second anniversary of the date of grant.

Directors are eligible to be reimbursed for any reasonable out-of-pocket travel expenses in connection with their travel to and attendance at any of the Board’s meetings or committee meetings.

    For fiscal year 2024, the annual retainer for independent directors was $80,000. Directors received $500 fees for attending special board and committee meetings. The directors did not receive any fees for attending regular virtual or in-person board or committee meetings. In addition to the annual cash retainer, each director received $40,000 in an equity stock grant, using the closing stock price on January 2, 2024, all of which fully vested upon grant. Further, each non-employee director re-elected to the Board by our shareholders is granted 5,000 stock options, which have a per share exercise price that is equal to the closing price per share of our common stock on the date of grant and expires in ten years, and vests as to one-third on the date of grant, one-third on the first anniversary date of grant, and one-third on the second anniversary of the date of grant.

On November 19, 2024, the Board approved the Vice Chairman fee effective December 1, 2024 and prorated for one month for 2024. The Board awarded Mr. Toth 1,667 options, vesting immediately, as a newly appointed Director.

2024 Director Compensation Table

The table below summarizes the compensation paid during 2024 to our non-employee directors. Our non-employee directors do not receive non-equity incentive plan compensation, or nonqualified deferred compensation.

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	Option Awards (3)(4)	All Other Compensation		Total
J. Stanley Fredrick	$300,000	$39,999	$—	$3,501	(7)	$343,500
Larry A. Jobe	$105,000	$39,999	$23,375	$—		$168,374
Kevin Robbins	$92,000	$39,999	$23,375	$137,464	(5)	$292,838
Robert Toth(6)	$9,167	$—	$5,406	$—		$14,573
Tyler Rameson	$103,500	$39,999	$—	$—	(7)	$143,499
John A. Seifrick	$103,000	$39,999	$—	$—	(7)	$142,999

(1)The amounts reported in this column represent the aggregate dollar amount of annual retainer fees, committee and/or chairman fees, and meeting fees, as described in the table on the previous page. Mr. Fredrick reimburses the company $6,921.72 for his health insurance.
(2)As part of the equity component to the director compensation package, which was approved at the December 2017 Board meeting, each director received an unrestricted, fully vested grant of 4,932 shares of our common stock, with the exception of Robert Toth. Mr. Toth was appointed to the Board effective December 1, 2024. The amounts represented in the “Stock Awards” column reflect the aggregate grant date fair value of such awards during the reported fiscal year, computed in accordance with the provisions of Financial Accounting Standards Board Accounting Standards Codification Topic 718. The awards were granted on January 2, 2024 and the closing price per share of our common stock on January 2, 2024 was $8.11.
(3)The amounts reported in this column represent the aggregate fair value at the grant date, computed in accordance with FASB ASC Topic 718 “Stock Compensation”. Mr. Toth was awarded stock options in connection with his appointment as the Vice Chairman of the Board effective December 1, 2024. He received a grant of 1,667 stock options with an exercise price of $8.40 as of the close of business on November 19, 2024. Messrs. Jobe and Robbins was awarded stock options in connection with their re-election to the Board at the 2024 Annual Shareholders’ Meeting. They each received a grant of 5,000 stock options with an exercise price of $8.00 pursuant to our policy that each non-employee director re-elected to the Board by our shareholders is granted 5,000 stock options. The stock options have a per share exercise price that is equal to the closing price per share of our common stock on June 12, 2024, the date of grant. One-third of these stock options vested on the date of grant, one-third vest on the first anniversary date of the grant, and the remaining one-third of the stock options vest on the second anniversary of the date of grant. See table below titled “Directors’ Stock Options Outstanding” for aggregate options outstanding at year-end.
(4)The aggregate number of shares underlying outstanding stock options at December 31, 2024 were 15,000 for Mr. Fredrick, 20,000 for Mr. Jobe, 15,000 for Mr. Robbins, 3,334 for Mr. Toth, 11,667 for Mr. Rameson and 6,807 for Mr. Seifrick.
(5)Mr. Robbins holds positions in our associate global downline network marketing system and we paid him commissions of $137,464 in connection therewith.
(6)Mr. Toth retired from the Board effective May 31, 2023 and rejoined the Board as Vice Chairman effective December 1, 2024.
(7)Included in “All Other Compensation” is the Company's reimbursement of $3,501 to Mr. Fredrick.

Directors’ Stock Ownership Guidelines

We encourage our non-employee directors to own shares of our common stock equal to three times the value of a director’s annual board retainer in order to demonstrate to our shareholders and the investment community that our directors are personally committed to our success. However, we do not have a formal policy requiring our directors to own any specific number of shares.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of April 8, 2025, concerning beneficial ownership of shares of our common stock by (a) each person known by us to beneficially own 5% or more of our outstanding shares of common stock, (b) each of our directors and “Named Executive Officers,” and (c) all of our current directors and executive officers as a group.

Name	Number of Outstanding Shares		Number of Shares Underlying Options (1)	Total Number of Outstanding Shares and Shares Underlying Options (1) (2)	% of Class Outstanding (1)
Beneficial Owners of 5% or More
Dayton Judd and affiliates (3)	141,139		—	141,139	7.4%
Terry Lacore	100,010		—	100,010	5.3%
Marlin Ray Robbins	96,362		5,000	101,362	5.3%
Directors and Named Executive Officers
J. Stanley Fredrick (4)	356,975	(5)	15,000	371,975	19.4%
Tyler Rameson (6)	301,883		11,667	313,550	16.4%
Larry A. Jobe	57,407		16,666	74,073	3.9%
Landen G. Fredrick(7)	3,975		24,000	27,975	1.5%
Kevin A. Robbins	21,443		11,666	33,109	1.7%
John A. Seifrick	8,956		5,140	14,096	0.7%
Robert Toth	91,130		3,334	94,464	5.0%
James Clavijo	—		1,499	1,499	0.1%
All 8 executive officers and directors as a group	841,769		88,972	930,741	46.8%

(1)    Shares of our common stock subject to stock options, warrants, or any other convertible security currently exercisable or convertible, or exercisable or convertible within 60 days of April 8, 2024, are deemed outstanding for computing the percentage of the person or entity holding such securities, but are not outstanding for computing the percentage of any other person or entity.
(2)    The information contained in this table with respect to beneficial ownership reflects “beneficial ownership” as defined in Rule 13d-3 under the Exchange Act. All information with respect to the beneficial ownership of any shareholder has been furnished by such shareholder and, except as otherwise indicated or pursuant to community property laws, each shareholder has sole voting and investment power with respect to shares listed as beneficially owned by such shareholder.
(3)    This information regarding beneficial ownership is based on the Schedule 13G/A filed with the SEC by Mr. Dayton Judd, Sudbury Capital Fund, LP, Sudbury Holdings, LLC, Sudbury Capital GP, LP and Sudbury Capital Management, LLC on January 13, 2023. Mr. Judd has sole voting power and sole dispositive power with respect to 2,500 shares of our common stock and shared voting and dispositive power with respect to 138,639 shares of our common stock, which includes (i) 393 shares of common stock held indirectly by Mr. Judd through his spouse and (ii) 138,246 shares of our common stock held by Sudbury Capital Fund, LP. Each of Sudbury Capital Fund, LP, Sudbury Holdings, LLC, Sudbury Capital Fund, GP, LP and Sudbury Capital Management, LLC has shared voting power and sole dispositive power with respect to 138,246 shares of our common stock. The general partner of Sudbury Capital Fund, LP is Sudbury Capital GP, LP, of which Sudbury Holdings, LLC is the general partner. Mr. Judd is the sole member of Sudbury Holdings, LLC. Mr. Judd may, therefore, be deemed to be the beneficial owner of shares of common stock held by Sudbury Capital Fund LP. Because Sudbury Capital Management, LLC is the investment adviser of Sudbury Capital Fund, LP, Sudbury Capital Management, LLC may be deemed to be the beneficial owner of the shares held by Sudbury Capital Fund, LP. Because Sudbury Holdings, LLC is the indirect general partner of Sudbury Capital Fund, LP, Sudbury Holdings, LLC may be deemed to be the beneficial owner of the shares of common stock held by Sudbury Capital Fund, LP. The address for Mr. Judd and the foregoing entities is 136 Oak Trail, Coppell, TX 75019.
(4)    Mr. J.S. Fredrick beneficially owns more than 5% of our common stock. He maintains offices at 1410 Lakeside Parkway, Suite 200, Flower Mound, TX 75028.
(5)    The number of shares owned by Mr. J.S Fredrick includes 231,975 shares of our common stock directly held by Mr.J.S. Fredrick and 125,000 shares of our common stock held through JSF Resources LTD Partnership. JSF Resources LTD is a limited partnership that is owned by FSJ Secure Trust, of which Mr. J.S Fredrick is the sole beneficiary.
(6)    Mr. Rameson beneficially owns more than 5% of our common stock. Mr. Rameson maintains offices at 1805 Jelinda Drive, Santa Barbara, CA 93101.
(7)    Mr. L. Fredrick received a grant of 8,187 shares of our common stock which is available for 18 months and will not vest until Mannatech's stock price averages $15.00 per shares (i.e., the volume weighted price) for 60 consecutive days. If the contingency is not met within the 18-month period, the grant will lapse and will not be awarded. Because the shares are currently not exercisable the shares are not included in the calculations.

EXECUTIVE COMPENSATION

This executive compensation discussion describes our compensation program for the year ended December 31, 2024 for our Named Executive Officers listed below, which we refer to collectively as our “Named Executive Officers.” As a smaller reporting company, we have presented such information in accordance with the scaled disclosure requirements permitted under applicable SEC regulations.

•Alfredo (Al) Bala – Former CEO
•Landen Fredrick – President and Chief Executive Officer
•David A. Johnson – Former Chief Financial Officer
•James Clavijo – Chief Financial Officer

    Alfredo (Al) Bala and Landen Fredrick are Named Executive Officers based on their position as our principal executive officer during 2024, while the other individuals listed above were Named Executive Officers based on compensation earned in 2024.

Effective June 7, 2023, Alfredo (Al) Bala’s title was changed from President and CEO to CEO, and Landen Fredrick’s title was changed from Chief Sales and Marketing Officer to President and Chief Operating Officer. Alfredo (Al) Bala retired as the Company’s CEO effective April 1, 2024. Landen Fredrick was appointed as President and Chief Executive Officer effective April 1, 2024.

David A. Johnson resigned as the Company’s Chief Financial Officer effective January 22, 2024. Landen Fredrick served as the Company’s interim Chief Financial Officer until James Clavijo was appointed as the Company's Chief Financial Officer effective July 1, 2024.

We compensate our executive officers through our executive compensation program that is designed to maintain a fair, equitable, and competitive compensation package that allows the Company to attract and retain top executive talent. Based on recommendations made by our Compensation and Stock Option Plan Committee, the Board approves all compensation related to our executive officers, including our Named Executive Officers. The Compensation and Stock Option Plan Committee annually reviews each executive officer’s responsibilities and performance. In general, our executive compensation program for executive officers, including our Named Executive Officers, consists of payment of an annual base salary; participation in our Management Non-Equity Incentive Bonus Plan; and certain other benefits and perquisites.

Summary Compensation Table

The following table summarizes the total compensation awarded to our Named Executive Officers for the fiscal years ended December 31, 2023 and 2024:

Name & Principal Position	Year	Salary (1)	Bonus	Non-Equity Incentive Plan Compensation (2)	All Other Compensation (3)	Total
Alfredo (Al) Bala(4) Former CEO and President	2024	$293,692	$—	$—	$16,436	$310,128
	2023	$460,000	$8,846	$—	$22,147	$490,993

Landen Fredrick President and Chief Executive Officer	2024	$321,500	$6,250	$—	$3,189	$330,939
	2023	$312,000	$6,000	$—	$22,083	$340,083

David A. Johnson(5) Former Chief Financial Officer	2024	$21,162	$—	$—	$2,140	$23,302
	2023	$262,000	$5,241	$—	$18,928	$286,169

James Clavijo(6) Chief Financial Officer	2024	$147,212	$5,288	$—	$4,933	$157,433
	2023	$—	$—	$—	$—	$—

(1)The amounts reported in this column represent the actual base salary earned by the executive during the year reported as gross earnings (i.e., gross amounts before taxes and applicable payroll deductions).
(2)The amounts reported in this column represent annual cash bonuses that were earned under our Management Non-Equity Incentive Bonus Plan with respect to the covered fiscal year.
(3)The amounts reported in this column include, among other items, an automobile allowance or automobile lease payments, matching contributions to our 401(k) Plan, and life insurance coverage paid on behalf of each Named Executive Officer, and are detailed in the “All Other Compensation” table included below.
(4)Alfredo (Al) Bala retired as the Company's CEO effective April 1, 2024. Landen Fredrick was appointed as President and Chief Executive Officer effective April 1, 2024.
(5)David A. Johnson resigned effective January 22, 2024.
(6)James Clavijo was appointed as the Company's Chief Financial Officer effective July 1, 2024.

All Other Compensation Table

The amounts included in the “All Other Compensation” column of the Summary Compensation Table above are broken down as follows:

		Automobile Allowance Payments	Company Matching 401(k) Contribution	Life Insurance	Total All Other Compensation

Alfredo (Al) Bala	2024	$3,000	$12,562	$874	$16,436
	2023	$12,000	$6,900	$3,247	$22,147

Landen Fredrick	2024	$1,000	$1,440	$749	$3,189
	2023	$12,000	$9,360	$723	$22,083

David A. Johnson	2024	$1,000	$1,095	$45	$2,140
	2023	$12,000	$6,343	$585	$18,928

James Clavijo	2024	$—	$4,442	$491	$4,933
	2023	$—	$—	$—	$—

Executive Employment Agreements

We enter into employment agreements with certain executive officers, including Mr. Bala. Pursuant to the terms of the employment agreements, some of our executive officers are entitled to severance payments and benefits in the event of certain terminations of employment. These provisions are described in the section titled “Potential Payments Upon Termination or Change in Control” appearing later in this Proxy Statement. In the employment agreements, we have agreed to pay relocation expenses for newly hired executives, and allow our executives to participate in our Management Non-Equity Incentive Bonus Plan (as described below). In addition, the employment agreements contain covenants regarding (i) confidentiality and non-disparagement that apply to the executive both during and after employment and (ii) non-competition and non-solicitation that apply to the executive during employment and for one year after termination. Mr. Bala and Mr. Clavijo are the only Named Executive Officer who have an employment agreement with the Company (the “Bala Employment Agreement” and the “Clavijo Employment Agreement,” respectively). The Bala Employment Agreement automatically renewed for successive one-year periods on September 30 unless terminated pursuant to the terms of the Bala Employment Agreement. The Bala Employment Agreement also provided that during Mr. Bala’s employment with the Company, Mr. Bala would be eligible to participate in the Company’s annual executive bonus program and that the opportunity to earn a bonus and the amount of any bonus compensation under such annual executive bonus program would be determined by the Board or the compensation committee. Mr. Bala retired as the Company's CEO effective April 1, 2024.

Mr. Clavijo was appointed as the Company’s Chief Financial Officer effective July 1, 2024. The Clavijo Employment Agreement automatically renews for successive one-year periods on June 30 unless terminated pursuant to the terms of the Clavijo Agreement. The Clavijo Agreement also provides that during Mr. Clavijo’s employment with the Company, Mr. Clavijo will be eligible to participate in the Company’s annual executive bonus program and the opportunity to earn a bonus and the amount of any bonus compensation under such annual executive bonus program will be determined by the Board or the compensation committee.

Non-Equity Incentive Plan

We award annual cash bonuses under our Management Non-Equity Incentive Bonus Plan for achievement of specified performance objectives within a specific performance period, which is typically one year or less. We make awards from an established incentive pool. The Compensation and Stock Option Plan Committee determines the total size of our incentive pool by considering our financial performance. We believe this pool-based bonus system helps foster teamwork and ensures that all executives work collectively to improve our performance.

    The following table represents the 2024 Operating Profit targets and bonus opportunities:

2024 Operating Profit Targets – Annual Bonus

	1st Target	2nd Target	3rd Target	4th Target	5th Target
Operating Profit Target (1) (millions)	$4.2	$5.2	$6.2	$8.2	$10.2
Senior Executive Bonus Opportunity(2) (as % of Operating Profit)	10%	20%	35%	50%	75%
(1) After accrual of Annual Bonus Opportunity.
(2) This bonus tier is reserved for members of senior management as designated by the Compensation and Stock Option Plan Committee. The bonus opportunity is a percentage of the eligible senior management member's salary.

Shortly after year-end, the Compensation and Stock Option Plan Committee reviewed the performance objectives established under the bonus plan as compared to actual performance delivered by the Company for the fiscal year. Based on the performance criteria, the committee determined that the Company did not achieve the Operating Profit Targets for the year ending December 31, 2024. Consequently, no bonuses were awarded to the senior executive officers under the Management Non-Equity Incentive Bonus Plan.

401(k) Plan

On May 9, 1997, we adopted a 401(k) Pre-tax Savings Plan (the "401(k) Plan"). All full-time employees, including our Named Executive Officers, who have completed three months of service and are at least 21 years of age are eligible to participate in our 401(k) Plan. During 2024, employees were allowed to contribute to our 401(k) Plan up to the maximum annual limit of their current annual compensation, as statutorily prescribed. The 401(k) Plan permits matching employer contributions in the amount of $0.50 for each $1.00 contributed by a participating employee up to a maximum of 6% of the participant’s annual salary. The 401(k) Plan also allows us to make discretionary profit-sharing contributions each year based upon our profit. Employee contributions and our matching contributions are paid to a corporate trustee and are invested as directed by the participant. Our contributions to our 401(k) Plan vest over five years or earlier if the participant retires at age 65, becomes disabled, or dies. Distributions to participants may be made in the case of financial hardship, and distributions may be made in a lump sum. Our 401(k) Plan is intended to qualify under Section 401(a) of the Code, so that contributions made by employees or by us to our 401(k) Plan, and income earned on these contributions, are not taxable to our employees until withdrawn from the 401(k) Plan.

2024 Outstanding Equity Awards at Fiscal Year End Table

The following table sets forth certain information about outstanding equity awards held by our Named Executive Officers at December 31, 2024:

	Option Awards
Named Executive Officer	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Alfredo (Al) Bala(1)
April 2, 2018	—	—	$15.70	July 1, 2024
	—	—

David A. Johnson(2)
April 2, 2018	—	—	$15.70	April 22, 2024
	—	—

Landen Fredrick
August 26, 2015	6,000	—	$16.95	August 26, 2025
April 2, 2018	18,000	—	$15.70	April 2, 2028
	24,000	—

James Clavijo(3)
July 1, 2024	1,499	3,001	$6.79	July 1, 2034
	1,499	3,001

(1)Alfredo (Al) Bala retired as the Company's CEO effective April 1, 2024.
(2)David A. Johnson resigned from the Company effective January 22, 2024.
(3)James Clavijo was appointed as the Company's CFO effective July 1, 2024.

Retirement Benefits and Non-Qualified Deferred Compensation

Our Named Executive Officers do not participate in any retirement plans, pension plans (other than the 401(k) Plan) or non-qualified deferred compensation plans.

Potential Payments Upon Termination or Change in Control

The following discussion summarizes our payment obligations to our Named Executive Officers upon termination or change in control assuming such termination or change in control occurred on December 31, 2024:

Options under the Mannatech, Incorporated 2017 Stock Incentive Plan (the “2017 Plan”)

The NEO’s stock option award agreements provide that, upon a termination of employment for “cause” (as defined below), all outstanding options granted under the 2017 Plan, whether vested or unvested, will immediately be forfeited. If, however, an NEO’s employment is terminated for any other reason (other than due to death or “disability” (as defined below)), the NEO may exercise those options that were exercisable immediately prior to his or her termination of employment during the period ending on the earlier of (x) the date that is three months following the date of termination and (y) the expiration date. In the event that a NEO’s employment is terminated due to death or disability, the NEO (or his or her legal representative, executor, administrator, heir or legatee, as the case may be) may exercise those options that were exercisable immediately prior to his or her termination of employment during the period ending on the earlier of (x) the date that is twelve months following the date of termination and (y) the expiration date.

Under the 2017 Plan, the terms “cause” and “disability” have the meanings generally summarized below:

•“Cause” will be the same as defined in an executive’s employment agreement and absent such agreement, the term “cause” means (i) the commission of a felony or crime involving moral turpitude or other act of willful malfeasance or material fiduciary breach, (ii) conduct tending to bring the Company into substantial public disgrace, or disrepute, (iii) gross negligence or willful misconduct with respect to the Company or (iv) a material violation of state or federal securities laws.

•“Disability” will be the same as defined in an executive’s employment agreement and absent such agreement, the term “disability” generally means an executive’s inability to substantially perform his or her duties to the Company by reason of a medically determinable physical or mental impairment that is expected to last for a period of six months or longer or to result in death.

Bala Employment Agreement:

Under the terms of the Bala Employment Agreement, if Mr. Bala resigned for “good reason” or we terminated Mr. Bala without “cause” or due to “disability” (each term as summarized below), subject to his execution of a release of claims against the Company and its affiliates, Mr. Bala would have received base salary continuation payments for a period of twelve months from his last day of employment. Alfredo (Al) Bala retired as the Company’s CEO effective April 1, 2024. Mr. Bala and the Company entered into a Separation Agreement and General Release of Claims. Under the terms of that agreement, Mr. Bala receives severance equal to one year’s salary, in the amount of $460,000, payable over a two-year period.

Clavijo Employment Agreement:

Under the terms of the Clavijo Employment Agreement, if the Company intends to not renew Mr. Clavijo’s employment agreement, the Company must provide written notice at least 90 days prior to the expiration of the initial term or any renewal term. If the Company exercises its right to not renew the Clavijo Employment Agreement, the Company must pay Mr. Clavijo his base salary for a period of three (3) months following the expiration of the initial term or any renewal term. Additionally, under the Clavijo Employment Agreement, either party may terminate the agreement prior to the expiration of the initial term or any renewal term by providing at least thirty (30) days’ prior written notice of termination for any or no reason, to the other party. If the Company exercises this right, Mr. Clavijo will continue to receive his base salary for the balance of the initial term or any renewal term plus an additional three months following the expiration date. As a condition of receipt of any severance, Mr. Clavijo must execute a release of claims against the Company and its affiliates.

Notwithstanding the statements above, if Mr. Clavijo’s employment is terminated for cause, if he resigns without good reason, or is terminated due to his death, Mr. Clavijo is only entitled to (i) any remaining base salary earned and not yet paid through the termination date; (ii) any annual bonus, or portion thereof, that was earned through the termination date; (iii) all reimbursable expenses due but not yet paid through the termination date; and (iv) all earned or vested benefits (or an amount equivalent to the value of such benefits) payable under our benefit plans or arrangements through the termination date. Under the Clavijo Employment Agreement, “cause”, “good reason” and “disability” has the meanings generally summarized below:

•“Cause” means (i) we determined that Mr. Clavijo has neglected, failed, or refused to render the services or to perform any other of his duties or obligations under the Clavijo Employment Agreement, (ii) Mr. Clavijo violated any provision or obligation under the Clavijo Employment Agreement, (iii) Mr. Clavijo is indicted for, or plead no contest with respect to, any crime that adversely affected the Company or the utility of Mr. Clavijo’s services to the Company, or (iv) any other act or omission of Mr. Clavijo involving fraud, theft, dishonesty, disloyalty, or illegality that harmed or embarrassed the Company or its affiliates.

• “Good reason” means (i) any denial of compensation due and owing to Mr. Clavijo under the Clavijo Employment Agreement, (ii) any requirement that Mr. Clavijo be based anywhere other than the DFW Metroplex, except for travel incident to our business, (iii) our demotion of Mr. Clavijo in title or pay, or our removal of a material portion of Mr. Clavijo’s significant duties or responsibilities without Mr. Clavijo’s consent, or (iv) our material breach of the Clavijo Employment Agreement.

• “Disability” means because of Mr. Clavijo’s physical or mental impairment, he has been substantially unable to perform his duties under the agreement for a continuous period of 180 days, or for 210 days within any one-year period.

The following table shows the potential payments upon Company's termination of Mr. Clavijo’s employment under the circumstances described above or the occurrence of a change in control assuming such termination or change in control occurred on December 31, 2024.

Termination Event	Cash Severance	Acceleration of Equity Awards	Total Termination Payments
Termination With Cause	$—	$—	$—
Termination Without Cause	$206,253	$—	$206,253
Early Termination	$206,253	$—	$206,253
Resignation for Good Reason	$—	$—	$—
Resignation without Good Reason	$—	$—	$—
Disability	$—	$—	$—
Death	$—	$—	$—
Non-Renewal of his Employment Agreement	$206,253	$—	$206,253
Change in Control	$—	$—	$—

Pay Versus Performance

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC rules, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of our Company.

Pay Versus Performance Table

Year	Summary compensation table total for PEO (1)	Compensation actually paid to PEO (2)(3)	Average summary compensation table total for non-PEO named executive officers (4)	Average compensation actually paid to non-PEO named executive officers (5)	Value of initial fixed $100 investment based on: Total shareholder return ("TSR") (6)	Net income (loss) (millions) (7)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2024	641,067	$641,067	$90,368	$90,368	$166	$2.5
2023	490,993	490,993	313,126	313,126	47	$(2.2)
2022	486,671	486,671	310,358	310,358	49	(4.5)

1.The dollar amounts reported in column (b) for 2024 include the amounts of total compensation reported for Alfredo (Al) Bala, our former Chief Executive Officer in the amount of $310,128 and Landen Fredrick, our Chief Executive Officer in the amount of $330,939 in the “Total” column of the Summary Compensation Table.
2.The dollar amounts reported in column (c) for 2024 represent the amount of “compensation actually paid” to Mr. Bala, our former Chief Executive Officer and Landen Fredrick, our Chief Executive Officer as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Bala or Mr. Fredrick during the applicable year. In accordance with the SEC rules, no adjustments were required to Mr. Bala and Mr. Fredrick’s total compensation for 2024. No adjustments were required to Mr. Bala's total compensation for 2023 or 2022 in order to determine the compensation actually paid.
3.Mr. Bala retired as the Company's CEO effective April 1, 2024. Landen Fredrick was appointed as President and Chief Executive Officer effective April 1, 2024.

	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards (a)	Equity Award Adjustments (b)	Compensation Actually Paid to PEO
Year	($)	($)	($)	($)
2024	641,067	—	—	641,067
2023	490,993	—	—	490,993
2022	486,671	—	—	486,671
(a.)We did not grant awards of stock or options to Mr. Bala in 2024 or 2023. In 2024, we issued a grant of 8,187 restricted stock units of our common stock to Mr. Fredrick. Under the terms of the stock grant, the grant is available for 18 months and will not vest until Mannatech's stock price averages $15.00 per share for 60 consecutive days. If the contingency is not met within the 18-month period, the grant will lapse and will not be awarded.
(b.)Pursuant to SEC rules, certain equity award adjustments may be required to show compensation actually paid in the event that equity awards are granted, vested or forfeited during the reported year, or there is incremental value or loss on unvested awards. Here, no options have been granted to Mr. Bala for the last three reported years, and all outstanding options held by Mr. Bala became fully vested prior to 2023. Mr. Bala's outstanding options expired 3 months after his retirement. Therefore, no equity award adjustments are required for the 2022, 2023 and 2024 reported years, and the total amounts reported in the Summary Compensation Table for the PEO and other NEOs for such years is equal to the compensation actually paid for purposes of this disclosure.

4.The dollar amounts reported in column (d) are the amount of total compensation reported for our non-PEO NEOs, on an average basis, for each corresponding year in the “Total” column of the Summary Compensation Table. Our non-PEO NEOs for 2024 were David A. Johnson and James Clavijo. Our non-PEO NEOs for each of 2023 and 2022 were Landen Fredrick and David A. Johnson.
5.The dollar amounts reported in column (e) for 2024 represent the amount of “compensation actually paid” to Messrs. Johnson and Clavijo, on an average basis, as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Messrs. Johnson and Clavijo during the applicable year. In accordance with the requirements of SEC rules, no adjustments were required to the non-PEO NEOs’ average total compensation for 2024, 2023 or 2022 in order to determine the average compensation actually paid.

	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards (a)	Average Equity Award Adjustments (b)	Average Compensation Actually Paid to Non-PEO NEOs
Year	($)	($)	($)	($)
2024	90,368	—	—	90,368
2023	313,126	—	—	313,126
2022	310,358	—	—	310,358
(a)We did not grant awards of stock or options to Mr. Johnson in 2024, 2023 or 2022. Mr. Clavijo was granted 4,500 stock options during 2024.
(b)See footnote 2(b) above. All of Mr. Johnson’s outstanding option awards were fully vested prior to 2023. Accordingly, none of the required adjustments applied to the non-PEO NEOs’ total compensation in determining average compensation actually paid.

6.Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our Company’s share price at the end and the beginning of the measurement period by our Company's share price at the beginning of the measurement period.
7.Reflects “Net Income (Loss)” in the Company’s Consolidated Income Statements included in the Company’s Annual Reports on Form 10-K for each of the years ended December 31, 2024, 2023 and 2022.

Description of Relationship Between Compensation Actually Paid to TSR and Net Income

Compensation actually paid to the PEO increased year over year by $150,074, or 30.57% in 2024. Compensation actually paid to the non-PEO NEOs decreased year over year by $222,758, or 71.14% in 2024. During this period, the company's cumulative TSR was 66.0%. Net income increased year over year by $4.7 million, or 213.64% in 2024.

Named Executive Officers Stock Ownership Guidelines

We do not have stock ownership guidelines for our Named Executive Officers.

Compensation and Stock Option Plan Committee Interlocks and Insider Participation

Messrs. Jobe, Rameson, and Seifrick served during 2024 and Messrs. Jobe, Rameson, Seifrick, and Toth currently serve on our Compensation and Stock Option Plan Committee. None of these individuals is or has been an officer or employee of ours. None of our executive officers is a member of any other company’s board of directors or serves as a member of any other company’s compensation committee that has or has had one or more executive officers serving as a member of the Board or our Compensation and Stock Option Plan Committee.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions involving M5M Foundation

For the year ended December 31, 2024, the Company made cash donations of $0.4 million to the M5M Foundation, a 501(c)(3) charitable organization that works to combat the epidemic of childhood malnutrition on a global scale. For the year ended December 31, 2023, the Company made cash donations of $0.5 million to the M5M Foundation. For the first quarter of 2025, the Company made cash donations of $0.1 million to the M5M Foundation. Several of the Company’s directors and officers and their family members serve on the board of the M5M Foundation, including:

•Landen Fredrick,(1) the Company’s President and Chief Executive Officer, and the son of
J. Stanley Fredrick, the Company’s Chairman of the Board and a major shareholder;
•Alfredo Bala,(2) the Company’s former CEO;
•Lorrie Jobe, daughter of Larry Jobe, a member of the Board and Chairman of the Audit Committee.

(1) Landen Fredrick is the Chairman of the Board for the M5M Foundation. Landen Fredrick was appointed as President and Chief
Executive Officer effective April 1, 2024.
(2) Alfredo (Al) Bala retired as the Company's CEO effective April 1, 2024. Mr. Bala continues to serve on the foundation's board.

Transactions involving J. Stanley Fredrick

For each of the years ended December 31, 2024 and 2023, we paid employment compensation of approximately $330,000, in salary, bonus, auto allowance, and other compensation to Landen Fredrick, son of J. Stanley Fredrick, the Company’s Chairman of the Board and a major shareholder. From January 1 through March 31, 2024, we paid employment compensation of approximately $75,000 in salary, bonus, auto allowance, and other compensation to Landen Fredrick. In addition, Landen Fredrick participated in the employee health care benefit plans available to all employees of the Company. Landen Fredrick was appointed as President and Chief Executive Officer effective April 1, 2024. Landen served as interim Chief Financial Officer from January 22, 2024 to July 1, 2024. Landen Fredrick served as President and Chief Operating Officer from June 2023 through March 31, 2024 and previously served as Chief Sales and Marketing Officer from November 2019 to June 2023. Prior to that, Mr. Fredrick served as Chief Global Sales Officer and President North America from January 2018 until November 2019. Prior to that, Mr. Fredrick served as Senior Vice President, Global Operations since August 2016, Senior Vice President, Supply Chain and IT since August of 2015. Prior to that, Mr. Fredrick served as Vice President, Global Operations since May of 2013 as Vice President, North American Sales and Operations since January of 2011, as Vice President, North American Sales since February of 2010 and as Senior Director of Tools and Training since his hire in May of 2006. Landen Fredrick also serves as Chairman of the Board of Directors for the M5M Foundation.

On April 23, 2024, the Company entered into an unsecured loan agreement and promissory note with J. Stanley Fredrick. The note is due in full on September 30, 2026, requires quarterly interest payments beginning June 30, 2024, has an annual interest rate of 16%, and certain other terms customarily included in similar debt financing arrangements. The Company has the right to prepay all or a portion of the note at any time without premium or penalty. KNAV Advisory, Inc. was engaged to evaluate and provide a fairness opinion on the loan transaction and its related terms. The Company received the fairness opinion on April 15, 2024, finding that the terms of the note are fair from a financial point of view. The Company signed the note on April 23, 2024, in the amount of $1,000,000. As of December 31, 2024, the Company has made payments on the note in the amount of $0.2 million .

Transactions involving Larry A. Jobe

In 2024, the Company engaged KNAV Advisory, Inc. (“KNAV”) to provide a fairness opinion regarding the previously disclosed loan transaction involving directors J. Stanley Fredrick, Tyler J. Rameson, and Kevin Robbins. Lowell Jobe, the son of Larry Jobe, was a senior employee, non-equity partner of KNAV. Larry Jobe did not participate in the transaction and Lowell Jobe did not participate in nor did he influence the formation of KNAV’s fairness opinion. Additionally, in 2024, the Company engaged KNAV to conduct an audit of the Company’s profit sharing plan, and to provide tax compliance and internal control compliance (SOX 404) services to the Company. Larry Jobe recused himself on all discussions and resolutions regarding the engagement of KNAV. As an employee of KNAV, Lowell Jobe did not actively participate in any of the services provided by KNAV to the Company. Lowell Jobe’s employment with KNAV ended on December 31, 2024. Effective January 1, 2025, Lowell Jobe began providing services to KNAV as an independent contractor. The value of the services performed during 2024 by KNAV was approximately $0.2 million.

Transactions involving Tyler J. Rameson

On April 23, 2024, the Company entered into an unsecured loan agreement and promissory note with Tyler J. Rameson, through his firm, Jade Capital, LLC, where he is the managing partner. The note is due in full on September 30, 2026, requires quarterly interest payments beginning June 30, 2024, has an annual interest rate of 16%, and certain other terms customarily included in similar debt financing arrangements. The Company has the right to prepay all or a portion of the note at any time without premium or penalty. KNAV was engaged to evaluate and provide a fairness opinion on the loan transaction and its related terms. The Company received the fairness opinion on April 15, 2024, finding that the terms of the note are fair from a financial point of view. The Company signed the note on April 23, 2024, in the amount of $2,500,000. As of December 31, 2024, the Company has made payments on the note in the amount of $0.5 million.

Transactions involving Kevin Robbins

Mr. Kevin Robbins was elected to the Board on December 7, 2016. Mr. K. Robbins is an Associate and the son of Mr. Marlin Ray Robbins, a shareholder and holder of multiple positions in the Company's associate global downline network marketing system. The Company pays commissions and incentives to its associates and during each of the years 2024 and 2023, the Company paid aggregate commissions and incentives to Mr. K. Robbins of approximately $0.2 million. During the first quarter of 2025, the aggregate amount of commission and incentives paid to Mr. K. Robbins was less than $0.1 million. Dawn Robbins, the wife of Mr. K. Robbins, is not an Associate with the Company; however, she does have a preferred customer account. Preferred customers do not participate in the commission plan and do not earn commissions or incentives under the Company’s global Associate career and compensation plan. Mr. K. Robbins’ sister-in-law, Demra Robbins, earned less than $0.1 million in both 2024 and 2023 and is also an Associate eligible to earn commissions under the plan. Mr. K. Robbins' father, Mr. Marlin Ray Robbins, was paid, during the years 2024 and 2023, the aggregate amount of commission and incentives of $1.7 million and $1.8 million, respectively. For the first quarter 2025, the aggregate amount of commission and incentives paid to Mr. Ray Robbins was approximately $0.4 million.

On April 23, 2024, the Company entered into an unsecured loan agreement and promissory note with Kevin Robbins. The note is due in full on September 30, 2026, requires quarterly interest payments beginning June 30, 2024, has an annual interest rate of 16%, and certain other terms customarily included in similar debt financing arrangements. The Company has the right to prepay all or a portion of the note at any time without premium or penalty. KNAV was engaged to evaluate and provide a fairness opinion on the loan transaction and its related terms. The Company received the fairness opinion on April 15, 2024, finding that the terms of the note are fair from a financial point of view. The Company signed the note on April 23, 2024, in the amount of $100,000. As of December 31, 2024, the Company has made payments on the note in the amount of $19,000.

Transactions involving Alfredo (Al) Bala

Johanna Bala, the wife of Alfredo (Al) Bala, the Company’s former CEO, is an Associate who earns commissions and incentives in accordance with the Company’s global associate career and compensation plan. The aggregate amount of commission and incentives paid to Johanna Bala was approximately $0.1 million in each of the years 2024 and 2023. There was no commission paid during the first quarter of 2025.

Review and Approval of Related Party Transactions

Our Audit Committee reviews all relationships and transactions, including relationships and transactions with our directors, director nominees, executive officers and their immediate family members, as well as holders known by us to own more than 5% of any class of our voting securities and their family members, who have a direct or indirect material interest. Although the Board does not have a formal policy with respect to related party transactions, in approving or rejecting such proposed transactions, our Audit Committee considers the nature of the related party transaction, the amount and material terms of the transaction, whether the transaction is on terms no less favorable to Mannatech than terms generally available in a similar transaction with an unaffiliated third party, whether the transaction would impair the judgment of a director or executive officer to act in the best interest of Mannatech, and other facts and circumstances available and deemed relevant to our Audit Committee.

REPORT OF THE AUDIT COMMITTEE

Our purpose is to assist the Board in overseeing its financial reporting, internal controls, and audit functions. Larry A. Jobe has been the Audit Committee’s Chairman since February 2007 and is designated by the Board as the financial expert of our Audit Committee. Other members currently include Messrs. Tyler Rameson and John A. Seifrick. The Board has determined that each of the Audit Committee’s members meet the independence and financial literacy requirements for purposes of serving on such committee under applicable rules of Nasdaq and the SEC. We operate under a written charter adopted by the Board. We review and address the adequacy of our charter on an annual basis. See our Fifth Amended and Restated Charter of the Audit Committee, which is posted on the Company’s corporate website at ir.mannatech.com.

We are responsible for reviewing the Company’s consolidated financial statements, its systems of internal controls, and internal control over financial reporting. The Company’s independent registered public accounting firm is responsible for auditing our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”). Our activities are in no way designed to supersede or alter our responsibilities or the responsibilities of the Company’s independent registered public accounting firm. We assist the Board in fulfilling its responsibilities for oversight of the quality and integrity of the Company’s accounting, auditing, and reporting practices, and such other duties as directed by the Board. Our role does not provide any special assurances with regard to the Company’s consolidated financial statements, nor does it involve a professional evaluation of the quality of audits performed by the Company’s independent registered public accounting firm. We strengthened our ability to assist the Board of Directors, and formed a subcommittee called the Disclosure Committee. The Disclosure Committee is comprised of high-level employees and officers who report to us and the Company’s Chief Executive Officer and Chief Financial Officer. The Disclosure Committee is responsible for reviewing all of the Company’s filings with the SEC. We have furnished the Board with the following report:

We have reviewed and discussed with the Company’s management their audited consolidated financial statements as of and for the year ended December 31, 2024 and the certification process required by the Sarbanes-Oxley Act of 2002. The Company has represented to us that its consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. We have also discussed the following with BDO USA, P.C., the Company’s independent registered public accounting firm: (i) the auditor’s responsibilities, (ii) any significant issues arising during the audit, and (iii) the matters required to be discussed by the applicable requirements of the PCAOB. We received the written disclosures from BDO USA, P.C. required by Rule 3526 of the PCAOB. We have discussed with the Company’s independent registered public accounting firm the accounting firm’s independence from Company management. In addition, we have discussed the adequacy of the Company’s internal control over financial reporting with the Company’s independent registered public accounting firm and Company management.

Based on the review and discussions referred to above, we recommended to the Board and the Board subsequently approved, that the Company’s year-end audited consolidated financial statements be included in the Company’s 2024 Annual Report on its Form 10-K for the year ended December 31, 2024, for filing with the SEC.

The Audit Committee

Larry A. Jobe, Chairman
Tyler Rameson
John A. Seifrick
Robert Toth

OTHER MATTERS

The Board does not know of any other matters that are to be presented for action at the 2025 Annual Shareholders’ Meeting. However, if any other matters properly come before us at the 2025 Annual Shareholders’ Meeting or any adjournments or postponements thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.

ADDITIONAL INFORMATION AVAILABLE

ACCOMPANYING THIS PROXY STATEMENT IS A COPY OF OUR 2024 ANNUAL SHAREHOLDERS’ REPORT, WHICH INCLUDES CERTAIN INFORMATION THAT WAS CONTAINED IN OUR ANNUAL REPORT ON FORM 10-K. OUR ANNUAL SHAREHOLDERS’ REPORT AND FORM 10-K CAN BE VIEWED ON OUR CORPORATE WEBSITE AT IR.MANNATECH.COM OR UPON WRITTEN REQUEST BY ANY SHAREHOLDER.

FORWARD-LOOKING STATEMENTS

Certain disclosures and analysis in this proxy statement may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain events, risks, and uncertainties that may be outside our control. Forward-looking statements generally can be identified by use of phrases or terminology such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” or “continue” or the negative of such terms and other comparable terminology. Similarly, descriptions of our objectives, strategies, plans, goals, targets, or other statements other than statements of historical fact contained herein are also considered forward-looking statements. All of these statements are based on assumptions that are subject to change and other risks. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to have been correct. Certain risks and uncertainties inherent in our business are set forth in our filings with the SEC. Estimates of future financial or operating performance provided by us are based on existing market conditions and information available at this time. Actual financial and operating performance may be higher or lower. Future performance is dependent upon many factors, including the success of our international operations, our ability to attract and retain Associates, changes in laws and governmental regulations and changes in market conditions. All subsequent written and oral forward-looking statements attributable to us or to individuals acting on our behalf are expressly qualified in their entirety by this paragraph.

By order of our Board of Directors,

J. Stanley Fredrick
Chairman of the Board of Directors

Dated: April 22, 2025

Appendix A
MANNATECH, INCORPORATED
FREQUENTLY ASKED QUESTIONS
Our Board of Directors (the “Board”) urges all shareholders to read all of the information included in the proxy materials provided to them. As a courtesy, the Board is providing each shareholder with the following list of frequently asked questions in hopes of eliminating some of the more commonly asked questions and keeping our shareholders informed of the various policies and procedures that must be followed for the 2025 Annual Shareholders’ Meeting.
1.    Why did I receive a Notice of Internet Availability of Proxy Materials this year instead of a paper copy of the proxy materials?
Pursuant to rules promulgated by the SEC, we are providing access to our proxy materials over the Internet. As a result, we are mailing to many of our shareholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy materials. The notice contains instructions on how to access our proxy materials over the Internet, as well as instructions on how to request a paper copy of our proxy materials by mail.
2.    Why didn’t I receive a Notice of Internet Availability of Proxy Materials?
We are providing some of our shareholders, including those who have previously requested to receive paper copies of the proxy materials, with paper copies of the proxy materials instead of the Notice of Internet Availability of Proxy Materials. In addition, we are providing the Notice of Internet Availability of Proxy Materials by e-mail to those shareholders who have previously elected delivery of the proxy materials electronically. Those shareholders should have received an e-mail containing a link to the website where materials are available.
If you received a paper copy of the proxy materials, you may elect to receive future proxy materials electronically by following the instructions on your proxy card or voting instruction form. Choosing to receive your future proxy materials by e-mail will help us conserve natural resources and reduce the costs of printing and distributing our proxy materials.
3.    How can I access the proxy materials over the Internet?
Your Notice of Internet Availability of Proxy Materials or proxy card will contain instructions on how to view our proxy materials for the 2025 Annual Shareholders’ Meeting on the Internet. Our proxy materials are also available on our company website at ir.mannatech.com.
4.    What is the difference between a proxy-voting card and voting virtually at the virtual-only 2025 Annual Shareholders' Meeting?
A proxy-voting card is mailed to a shareholder. The proxy-voting card gives specific instructions on how to cast a vote prior to our 2025 Annual Shareholders’ Meeting by mail, telephone, or the Internet. The instructions on the proxy-voting card are different depending on whether the shareholder owns shares directly or through a broker. Shareholders should read and follow all of the instructions in their packets to ensure their votes are counted. Shareholders of record who own shares on the close of business on April 8, 2025 and beneficial owners that have obtained a legal proxy from their broker of record who own shares may attend, vote, and submit a question during the virtual-only 2025 Annual Shareholders’ Meeting by visiting www.virtualshareholdermeeting.com/MTEX2025 and using their 16-digit control number to enter the meeting.
5.    What shares owned by a shareholder can be voted either by proxy or at the 2025 Annual Shareholders’ Meeting?
All shares owned directly by a shareholder of record or indirectly as a beneficial owner as of the record date, April 8, 2025, may be voted by the shareholder prior to the meeting by telephone or through the Internet, or by returning a proxy card, without having to login to the webcast. At the 2025 Annual Shareholders’ Meeting, shares may be voted electronically by (i) shareholders of record who are verified with a valid form of identification and (ii) beneficial owners who are verified with a power of attorney from the broker of record giving them authority to vote at the meeting. If a shareholder does not have this information from his or her broker, our Inspector of Elections will not be able to count such shareholder’s vote because the broker may have already cast a vote on such shareholder’s behalf. We strongly recommend that a shareholder read the instructions on the Notice of Internet Availability of Proxy Materials or on the proxy-voting card received by the shareholder or provided by the shareholder’s broker prior to the 2025 Annual Shareholders’ Meeting. A shareholder’s broker can usually mail or fax a shareholder any necessary paperwork prior to the meeting.
6.How can I vote my shares in person (by attending virtually) and participate at the 2025 Annual Shareholders’ Meeting?
This year’s annual meeting will be held entirely online to allow greater participation. Shareholders may participate in the annual meeting by visiting www.virtualshareholdermeeting.com/MTEX2025. To participate in the 2025 Annual Shareholders’ Meeting, you will need the 16-digit control number included in the Notice of Internet Availability of Proxy Materials or your proxy card. Shares held in your name as the shareholder of record may be voted electronically during the 2025 Annual Shareholders' Meeting. Shares for which you are the beneficial owner but not the shareholder of record also may be voted electronically during the 2025 Annual Shareholders’ Meeting by following the instructions in the voting instruction card provided by your broker, bank or other nominee; however, even if you plan to attend the 2025 Annual Shareholders' Meeting virtually, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not attend the annual meeting.
7.    What is the difference between direct ownership and beneficial ownership?
A shareholder has DIRECT OWNERSHIP over its shares if such shareholder is a holder of record of our common stock, meaning the shareholder either holds stock certificates in the shareholder’s own name or holds book-entry shares registered in the shareholder’s own name. This is evidenced by the shareholder’s receipt of all mailings directly from either our transfer agent, Computershare, or us. A shareholder has BENEFICIAL OWNERSHIP over its shares if such shareholder has delivered its stock certificates to a broker or purchased shares through a broker and receives all of our mailings either from a broker or through a solicitor, which is usually Broadridge Financial Solutions, Inc. As a beneficial owner, the shareholder still owns the shares, but our transfer agent does not have individual shareholders’ names from the brokers. The only information our transfer agent has is the aggregate total number of shares each broker of record holds on behalf of its clients.
8.    How is voting different for direct holders versus beneficial owners?
Our transfer agent has the names of the shareholders who directly hold shares of our common stock, but it does not have any detailed information (such as the individual names or number of shares held) concerning shareholders who own shares through brokers. Only the individual brokers have the detailed information about each shareholder’s beneficial ownership. Each brokerage group is responsible for reporting its clients’ votes to our transfer agent and for providing all mailings to our shareholders who own stock through their brokerage firm. Each brokerage group also has its own set of instructions on how to cast a vote with such brokerage firm.
9.    What does it mean if I received more than one set of materials?
This means your shares are registered with different names. For example, you may own some shares directly as a “holder of record” and other shares through a broker in “street name,” or you may own shares through more than one broker. In these situations, you may receive multiple sets of proxy materials. It is necessary for you either to attend virtually (please note, however, that if a broker or other nominee holds your shares of record and you wish to vote at the meeting, you must obtain from that registered holder a proxy card issued in your name), follow the instructions to vote your shares by telephone or through the Internet provided in the Notice of Internet Availability of Proxy Materials or return a signed, dated and marked proxy card if you received a paper copy of the proxy card. If you vote by mail, make sure you return each proxy card in the return envelope that accompanied that proxy card.
10.    Can I change my proxy vote?
Both direct shareholders and beneficial shareholders can revoke a proxy-vote prior to commencement of the 2025 Annual Shareholders’ Meeting. Attendance at the 2025 Annual Shareholders’ Meeting will not in itself constitute a revocation of a shareholder’s proxy-vote. Generally, shareholders may revoke their proxy-vote by submitting a new proxy-vote with a later date or by voting electronically at our 2025 Annual Shareholders’ Meeting. Shareholders should call the telephone number listed within the shareholder information packets to obtain specific instructions on how to revoke their proxy-vote. Specific instructions on how to revoke a proxy-vote may be different depending on whether a shareholder is a direct shareholder of record or a beneficial shareholder.

Each set of instructions should include the shareholder’s account number and the solicitor’s telephone number and email address. Our Inspector of Elections will only count the verified proxy-votes received from each shareholder and brokerage firm with the latest date. Each share of our common stock represents one vote. Shareholders should call the telephone number provided to them in their shareholder information packets if they are unsure or have any questions. Telephone numbers may be different depending on whether a shareholder is a direct shareholder of record or a beneficial shareholder. The telephone numbers may also be different if a shareholder holds shares at different brokerage firms.
11.    How can I attend the 2025 Annual Shareholders’ Meeting?
Our 2025 Annual Shareholders’ Meeting will be held as a virtual-only meeting on June 3, 2025, at 9:00 a.m., Central Daylight Time via live webcast through the link www.virtualshareholdermeeting.com/MTEX2025. You will need the 16-digit control number provided on the Notice of Internet Availability of Proxy Materials or your proxy card.
12.    What will I need in order to attend the 2025 Annual Shareholders’ Meeting?
You are entitled to attend the virtual-only 2025 Annual Shareholders’ Meeting only if you were a shareholder of record as of the record date, April 8, 2025, or you hold a valid proxy. You may attend the 2025 Annual Shareholders’ Meeting, vote, and submit a question during the meeting by visiting www.virtualshareholdermeeting.com/MTEX2025 and using your 16-digit control number to enter the meeting. If you are not a shareholder of record but hold shares as a beneficial owner in street name, you may gain access to the meeting by following the instruction card provided by your broker, bank, or other nominee. You may not vote your shares electronically at the 2025 Annual Shareholders' Meeting unless you receive a valid proxy from your brokerage firm, bank, broker dealer or other nominee holder. If you do not comply with the procedures outlined above, you will not be admitted to the virtual-only 2025 Annual Shareholders’ Meeting.
13.    Where can I find the voting results of the 2025 Annual Shareholders’ Meeting?
We will announce preliminary voting results of the 2025 Annual Shareholders’ Meeting in a press release issued on or about June 3, 2025 and will publish final voting results on Form 8-K, which is expected to be filed with the Securities and Exchange Commission on or before June 9, 2025.
14.    How can I vote against some or all of the nominees for the Board?
To vote against some or all of our Board nominees, you should check the “WITHHOLD ALL” or the “FOR ALL EXCEPT” boxes next to the name of each of the applicable nominees on the proxy-voting card or electronically via the website after entering your 16-digit control number.
15.    Can I write-in a nominee for the Board?
A shareholder cannot write-in the names of additional nominees when voting by proxy or online during the virtual-only 2025 Annual Shareholders' Meeting. Shareholders who login to attend the virtual-only 2025 Annual Shareholders' Meeting may vote on the proposals including the director nominees at www.virtualshareholdermeeting.com/MTEX2025, but shareholders cannot write-in candidates.
16.    How can I recommend that a person be listed on the ballot as a nominee for the Board?
Shareholder recommendations for nominee(s) for the Board should have been submitted to our Corporate Secretary by December 31, 2024, in order for the Board to have considered such persons for nomination at the 2025 Annual Shareholders’ Meeting. Nominee recommendations should include a candidate’s name, age, biographical information, and qualifications. Upon receipt, our Corporate Secretary forwards the list of nominees to our Nominating/Governance and Compliance Committee. Our Nominating/Governance and Compliance Committee reviews all of the nominees and recommends a list of nominees to the Board. The Board then votes on the nominees. Only the nominees approved by the Board will be listed on our ballot, proxy-voting card, and in our proxy statement on Schedule 14A. To submit recommendations for a nominee to the Board at the 2026 Annual Shareholder Meeting, a shareholder should submit in writing the nominee's information to our Corporate Secretary by December 24, 2025. The nomination should be either emailed to legalservices@mannatech.com or mailed to our Corporate Secretary at Mannatech, Incorporated, 1410 Lakeside Parkway, Suite 200, Flower Mound, Texas 75028.

17.    How are the votes counted?
Our Inspector of Elections will be responsible for tabulating all of the votes for the 2025 Annual Shareholders’ Meeting. The presence, either online via the webcast or by proxy-vote, of the holders of at least a majority of shares of our common stock outstanding, as of the record date, is necessary to have a quorum for the 2025 Annual Shareholders’ Meeting. “ABSTAIN” votes and “broker non-votes” will be counted as present for purposes of determining a quorum. A “broker non-vote” occurs when brokers holding shares in “street name” have not received voting instructions from the beneficial owner and either chooses not to vote those shares on a routine matter at the 2025 Annual Shareholders’ Meeting or is not permitted to vote those shares on a non-routine matter.
In tabulating the votes, if a proxy-vote or virtual vote is signed by the shareholder but submitted without providing specific voting instructions, the shareholder’s vote will be counted as a vote “FOR” Proposals 1, 2, and 3. If your shares are held in “street name” and you do not provide specific voting instructions to your broker, then your shares will not be included in the vote for Proposal 1 (Election of Director) or Proposal 3 (“Say-on-Pay” Advisory Vote), but will be voted at the discretion of your broker with respect to Proposal 2 (Ratification of Auditors).
For Proposal 1 (Election of Director) — If a quorum is obtained, our Class II directors will be elected by a plurality of the shares represented, in person (by attending virtually) or by proxy, at the 2025 Annual Shareholders’ Meeting and entitled to vote. This means that the nominees receiving the highest number of affirmative votes at the meeting will be elected as our Class II directors. Votes marked “FOR ALL” will be counted in favor of the nominees. Votes marked “WITHHOLD ALL” will be counted against the nominees. To specify differently, a shareholder must check the “FOR ALL EXCEPT” box and then write the name of the nominee for whom the shareholder wishes to vote against. Votes marked “WITHHOLD ALL” have no effect on the vote since a plurality of the votes is required for the election of the nominees. Shareholders may not abstain from voting with respect to the election of directors.
A shareholder cannot write-in the names of additional nominees when voting by proxy or online during the virtual-only 2025 Annual Shareholders’ Meeting. Shareholders who login to attend the virtual-only 2025 Annual Shareholders’ Meeting may vote on the proposals including the director nominee at www.virtualshareholdermeeting.com/MTEX2025, but shareholders cannot write-in candidates.
For Proposal 2 (Ratification of Auditors) — If a quorum is obtained, and a majority of the shares represented, in person (by attending virtually) or by proxy, at the 2025 Annual Shareholders’ Meeting and entitled to vote, are in favor of Proposal 2, the ratification of the appointment of our independent registered public accounting firm for the year ended December 31, 2025, will be approved. Votes marked “FOR” Proposal 2 will be counted in favor of the ratification of the appointment of our independent registered public accounting firm for the year ended December 31, 2025. An abstention from voting on Proposal 2 will not be voted on that item, although it will be counted for purposes of determining the number of shares represented and entitled to vote. Accordingly, an “ABSTENTION” will have the same effect as a vote “AGAINST” Proposal 2.
For Proposal 3 (“Say-on-Pay” Advisory Vote) — If a quorum is obtained, and a majority of shares represented, in person (by attending virtually) or by proxy, at the 2025 Annual Shareholders’ Meeting and entitled to vote, are in favor of Proposal 3 the current executive compensation program will be approved by shareholders on an advisory basis. Votes marked “FOR” Proposal 3 will be counted in favor of the current executive compensation program. An abstention from voting on Proposal 3 will not be voted on that item, although it will be counted for purposes of determining the number of shares represented and entitled to vote. Accordingly, an “ABSTENTION” will have the same effect as a vote “AGAINST” Proposal 3. “Broker non-votes” are not considered shares entitled to vote for purposes of Proposal 3 and thus will have no effect on the outcome of the approval, on an advisory basis, of our executive compensation program.
For Proposal 4 (“Say-on-Frequency” Advisory Vote) – If a quorum is obtained, the selection of the frequency of a shareholder advisory vote on executive compensation will be chosen by a plurality of the shares represented, in person or by proxy, at the 2025 Annual Shareholders’ Meeting and entitled to vote. This means the frequency receiving the highest number of affirmative votes at the meeting will be the frequency of future “Say-on-Pay” shareholder advisory votes that has been selected by our shareholders. For purposes of the vote on Proposal 4, “ABSTENTION” and “broker non-votes” will have no effect on the outcome of the selection, on an advisory basis, of the frequency for an advisory vote on executive compensation.

18.    What should I do if I never received my proxy materials or if the proxy materials have been lost?
You should contact your broker’s customer service department. The broker should verify that you were a shareholder on the close of business on April 8, 2025 and give you specific instructions on how to obtain new proxy materials and cast a vote. Anyone can view our 2025 proxy statement for the 2025 Annual Shareholders' Meeting by logging onto our corporate website, ir.mannatech.com.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V66391-P28186 ! ! ! 01) J. Stanley Fredrick 02) Tyler J. Rameson For All Withhold All For All Except For Against Abstain ! !! ! !! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1410 LAKESIDE PARKWAY SUITE 200 FLOWER MOUND, TX 75028 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/MTEX2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2 and 3, and 1 YEAR for proposal 4. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 2. To ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm, for the year ending December 31, 2025. 3. To approve on an advisory basis executive compensation ("Say-on-Pay"). 4. To approve on an advisory basis the frequency of future advisory votes on executive compensation ("Say on Frequency"). MANNATECH, INCORPORATED 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR the following: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. ! !!! 3 Years1 Year 2 Years Abstain SCAN TO VIEW MATERIALS & VOTEw

V66392-P28186 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on June 3, 2025: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. MANNATECH, INCORPORATED THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF SHAREHOLDERS JUNE 3, 2025 The shareholder(s) hereby appoint(s) Larry Jobe and John A. Seifrick, or either of them, each with full power of substitution, as proxies, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Mannatech, Incorporated that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held online at www.virtualshareholdermeeting.com/MTEX2025 at 9:00 a.m., Central Daylight Time, on Tuesday, June 3, 2025, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3, AND "1 YEAR" FOR PROPOSAL 4. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. (Continued and to be signed on reverse side)